1933 Act File No. 2-88912
                                                    1940 Act File No. 811-3942



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [X]


                       Post-Effective Amendment No. 24                [X]


                                       And

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT    [X]
                                     OF 1940


                              AMENDMENT No. 25                        [X]


                     LORD ABBETT TAX-FREE INCOME FUND, INC.
                Exact Name of Registrant as Specified in Charter

                     767 Fifth Avenue, New York, N.Y. 10153
                      Address of Principal Executive Office

                  Registrant's Telephone Number (212) 848-1800

                  Kenneth B. Cutler, Vice President & Secretary
                     767 Fifth Avenue, New York, N.Y. 10153
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective
(check appropriate box)

         immediately on filing pursuant to paragraph (b) of Rule 485


 X       on February 1, 1996 pursuant to paragraph (b) of Rule 485


         60 days after filing pursuant to paragraph (a) (i) of Rule 485 on (date) pursuant to paragraph (a) (i) of Rule 485

         75 days after filing pursuant to paragraph (a)  (ii) of Rule 485 on (date) pursuant to paragraph (a) (ii) of Rule 485

If appropriate, check the following box:

         this post-effective amendment designates a new effective date for a previously filed post-effective amendment



Registrant's other Series have registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2(a) (1) and a Rule 24f-2 Notice for these series for the most recent fiscal year was be filed with the Commission on November 28, 1995.

                     LORD ABBETT TAX-FREE INCOME FUND, INC.
                                    FORM N-1A
                              Cross Reference Sheet
                             Pursuant to Rule 481(b)


Form N-1A                             Location in Prospectus or
Item No.                              Statement of Additional Information

1                                     Cover Page
2                                     Fee Table
3                                     Supplementary Financial Information
4 (a) (i)                             Cover Page
4 (a) (ii)                            Investment Objectives; How We Invest
4 (b)                                 N/A
4 (c)                                 How We Invest
5 (a) (b)                             Our Management; Back Cover Page
5 (c)                                 Our Management
5 (d)                                 N/A
5 (e)                                 Back Cover Page
5 (f)                                 Our Management; Supplementary Financial
                                      Information
5 (g) (i)                             N/A
5 (g) (ii)                            Purchases
5 A                                   Performance
6 (a)                                 Cover Page
6 (b) (c) (d)                         N/A
6 (e)                                 Cover Page
6 (f) (g)                             Dividends, Capital Gains
                                      Distributions and Taxes
7 (a)                                 Back Cover Page
7 (b) (c) (d) (e) (f)                 Purchases
8 (a) (b) (c) (d)                     Redemptions
9                                     N/A
10                                    Cover Page
11                                    Cover Page -- Table of Contents
12                                    N/A
13 (a) (b) (c) (d)                    Investment Objectives and Policies
14                                    Directors and Officers
15 (a) (b)                            N/A
15 (c)                                Directors and Officers
16                                    Directors and Officers
16 (a) (i)                            Investment Advisory and Other Services
16 (a) (ii)                           Directors and Officers
16 (a) (iii)                          Investment Advisory and Other Services
16 (b)                                Investment Advisory and Other Services
16 (c) (d) (e) (g)                    N/A
16 (f)                                Purchases, Redemptions
                                      and Shareholder Services
16 (h)                                Investment Advisory and Other Services
16 (i)                                N/A
17 (a)                                Portfolio Transactions
17 (b)                                N/A
17 (c)                                Portfolio Transactions
17 (d) (e)                            N/A
18 (a)                                Cover Page
18 (b)                                N/A
19 (a) (b)                            Purchases, Redemptions
                                      and Shareholder Services; Notes
                                      to Financial Statements
19 (c)                                N/A
20                                    Taxes
21 (a)                                Purchases, Redemptions
                                      and Shareholder Services;

Form N-1A                             Location in Prospectus or
Item No.                              Statement of Additional Information

21 (b) (c)                            N/A
22 (a)                                N/A
22 (b)                                Past Performance
23                                    N/A

LORD ABBETT
TAX-FREE INCOME FUND, INC.
THE GENERAL MOTORS BUILDING
767 FIFTH AVENUE
NEW YORK, NY 10153-0203
800-426-1130



OUR FUND, LORD ABBETT TAX-FREE INCOME FUND, INC., IS AN OPEN-END MANAGEMENT INVESTMENT COMPANY CURRENTLY CONSISTING OF NINE SEPARATE SERIES THE NATIONAL SERIES, THE CONNECTICUT SERIES, THE HAWAII SERIES, THE MINNESOTA SERIES, THE MISSOURI SERIES, THE NEW JERSEY SERIES, THE NEW YORK SERIES, THE TEXAS SERIES AND THE WASHINGTON SERIES. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE ACT), THE NATIONAL SERIES IS DIVERSIFIED; EACH OF THE OTHER SERIES IS NONDIVERSIFIED. HOWEVER, ALL THE SERIES INTEND TO MEET THE DIVERSIFICATION RULES UNDER SUBCHAPTER M OF THE INTERNAL REVENUE CODE. EACH SERIES SEEKS AS HIGH A LEVEL OF INTEREST INCOME EXEMPT FROM FEDERAL INCOME TAX AS IS CONSISTENT WITH PRESERVATION OF CAPITAL. EACH SERIES INVESTS IN INTERMEDIATE AND LONG-TERM MUNICIPAL BONDS WHICH CAN FLUCTUATE IN VALUE AS INTEREST RATES CHANGE. EXCEPT FOR THE NATIONAL, TEXAS AND WASHINGTON SERIES, EACH SERIES ALSO SEEKS AS HIGH A LEVEL OF INTEREST INCOME EXEMPT FROM ITS RESPECTIVE STATES PERSONAL INCOME TAX AND, IN THE CASE OF THE NEW YORK SERIES, FROM NEW YORK CITY PERSONAL INCOME TAX, AS IS CONSISTENT WITH PRESERVATION OF CAPITAL. AT PRESENT, NEITHER TEXAS NOR WASHINGTON IMPOSES A PERSONAL INCOME TAX. THERE CAN BE NO ASSURANCE THAT EACH SERIES WILL ATTAIN ITS OBJECTIVE. THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE FUND THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. ADDITIONAL INFORMATION ABOUT THE FUND HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE. THE STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND MAY BE OBTAINED, WITHOUT CHARGE, BY WRITING TO THE FUND OR BY CALLING 800-874-3733 ASK FOR PART B OF THE PROSPECTUS THE STATEMENT OF ADDITIONAL INFORMATION. THE DATE OF THIS PROSPECTUS, AND THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION, IS FEBRUARY 1, 1996.


PROSPECTUS
INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS. SHAREHOLDER INQUIRIES SHOULD BE MADE IN WRITING TO THE FUND OR BY CALLING 800-821-5129. YOU ALSO CAN MAKE INQUIRIES THROUGH YOUR BROKER-DEALER.
SHARES OF THE SERIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE SERIES INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


                    CONTENTS                 PAGE

          1       Investment Objectives      2
          2       Fee Table                  2
          3       Financial Highlights       3
          4       How We Invest              6
          5       Purchases                  10
          6       Shareholder Services       12
          7       Our Management             13
          8       Dividends, Capital Gains
                  Distributions and Taxes    14
          9       Redemptions                16
          10      Performance                16

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THE SERIES ARE NOT AVAILABLE IN CERTAIN STATES. PLEASE REFER TO JURISDICTIONS UNDER THE HEADING PURCHASES FOR AVAILABILITY.

1    INVESTMENT OBJECTIVES

Our investment objective for each Series is to seek as high a level of interest income exempt from federal income tax as is consistent with preservation of capital. Each Series invests in intermediate and long-term municipal bonds (initially investment-grade or equivalent) and, therefore, each Series shares can fluctuate in value as interest rates change more than shares of a short-term municipal bond fund, but consistent with an investment-grade, longer term municipal bond fund. Under normal circumstances, we intend to maintain the average weighted stated maturity of each Series at between ten and thirty-five years. Except for the National, Texas and Washington Series, each Series also seeks as high a level of interest income exempt from its states personal income tax and, in the case of the New York Series, from New York City personal income tax, as is consistent with preservation of capital. At present, neither Texas nor Washington imposes a personal income tax.

2    FEE TABLE

A summary of each Series expenses is set forth in the table below. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.




SHAREHOLDER TRANSACTION EXPENSES
(AS A PERCENTAGE OF OFFERING PRICE)     NATIONAL   CONNECTICUT  HAWAII  MINNESOTA  MISSOURI  NEW JERSEY  NEW YORK  TEXAS  WASHINGTON
                                        --------   -----------  ------  ---------  --------  ----------  --------  -----  ----------
Maximum Sales Load(1) on Purchases
(See "Purchases")                         4.75%       4.75%     4.75%     4.75%      4.75%     4.75%       4.75%   4.75%     4.75%
Deferred Sales Load(1) (See "Purchases")  None(2)     None(2)   None(2)   None(2)    None(2)   None(2)   None(2)   None(2)   None(2)
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS
AFTER MANAGEMENT FEE WAIVERS AND EXPENSE
SUBSIDIES)
Management Fees (See "Our Management")   .49%        .06%(3)    .20%(3)   .00%       .35%(3)    .35%(3)    .50%    .25%(3)   .35%(3)
12b-1 Fees (See "Purchases")             .24%        .25%       .27%      None(4)    .24%       .26%       .23%    .25%      None(4)
Other Expenses (See "Our Management")    .09%        .10%       .11%       .00%(3)   .15%       .11%       .09%    .12%      .18%
------------------------------------------------------------------------------------------------------------------------------------
Total Operating Expense Ratios           .82%        .41%       .58%       .00%(3)   .74%       .72%       .82%    .62%      .53%

Example:

Assume each Series' annual return is 5% and there is no change in the level of expenses described above. For every $1,000 invested with reinvestment of all dividends and distributions you would pay the following total expenses if you closed your account after the number of years indicated:

                    1 year(5)     3 years(5)     5 years(5)     10 years(5)

National Series       $55            $72            $91            $101
Connecticut Series    $51            $60            $69            $74
Hawaii Series         $53            $65            $78            $85
Minnesota Series      $48            $48            $48            $48
Missouri Series       $55            $70            $87            $96
New Jersey Series     $55            $69            $86            $94
New York Series       $55            $72            $91            $101
Texas Series          $54            $66            $80            $88
Washington Series     $53            $64            $76            $82

(1) Sales "load" is referred to as sales "charge" and "deferred sales load" is referred to as "contingent deferred reimbursement charge" throughout the Prospectus.
(2) Redemptions of shares on which a Series' 1% Rule 12b-1 sales distribution fee for purchases of $1 million or more has been paid are subject to a 1% contingent deferred reimbursement charge, if the redemption occurs within 24 months after the month of purchase.
(3) Although not obligated to, Lord, Abbett & Co. ("Lord Abbett") may waive a portion of its management fee and assume other expenses with respect to the Series. It has waived portions of the management fee with respect to the Connecticut, Hawaii, Missouri, New Jersey, Texas and Washington Series during the past year (and continues to do so). The management fee would have been .50% for each Series. Without such management fee waiver, these expense ratios would have been .86%, .87%, .89%, .87%, .87% and .68%, respectively. Lord Abbett waived management fees and subsidized expenses with respect to the Minnesota Series. Without this waiver and subsidy the expense ratio for the Minnesota Series would have been .64% (not annualized). Subsequently, Lord Abbett may charge these fees and not subsidize these expenses on a partial or complete basis.
(4) For the Minnesota and Washington Series, these figures omit the Rule 12b-1 fees because the Fund cannot predict when the net assets of each Series will reach the required level for effectiveness of its Plan. The Rule 12b-1 fees are (1) for service (a) with respect to the National, Hawaii, Minnesota, New Jersey, New York, Texas and Washington Series, equal to .15% of the average daily net asset value of each Series' shares sold by dealers prior to the effective date of each Series' Plan and .25% of the average daily net asset value of such shares sold on or after that date or (b) with respect to the Connecticut and Missouri Series, .25% of the average daily net asset value of shares sold by dealers from commencement of each Series' public offering (and payable beginning after the effective date of each Series' Plan) and (2) a one-time 1% sales distribution fee at the time of sale on such shares sold at net asset value of $1 million or more.
(5)  Based on total operating expenses shown in the table above.

The foregoing is provided to give investors a better understanding of the expenses that are incurred by an investment in each Series.

3    FINANCIAL HIGHLIGHTS

The following tables have been audited by Deloitte & Touche LLP, independent accountants, in connection with their annual audits of the Funds Financial Statements, whose report thereon is incorporated by reference in the Statement of Additional Information and may be obtained on request, and have been included herein in reliance upon their authority as experts in auditing and accounting.



National Series
                                             Year Ended                 Six Months
PER SHARE OPERATING                         SEPTEMBER 30,                 ENDED                    YEAR ENDED MARCH 31,
PERFORMANCE:                            1995    1994    1993    1992  SEPT. 30, 1991*   1991     1990    1989    1988    1987   1986
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  $10.62  $12.37  $11.72   $11.31    $11.05      $10.86   $10.66  $10.47  $11.32  $10.92  $9.54
INCOME FROM INVESTMENT OPERATIONS
Net investment income                    .626    .657    .695     .700      .359+      .743     .769    .772    .781    .811  .861
Net realized and unrealized
gain (loss) on securities                .382  (1.3124)  .9255    .4795     .293       .2255   .206    .172    (.692)  .493    1.511
TOTAL FROM INVESTMENT OPERATIONS        1.008   (.6554)  1.6205  1.1795     .652       .9655   .975    .944    .081    1.304   2.372
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income    (.628)  (.6596)  (.693)  (.717)    (.362)     (.738)  (.775)  (.754)  (.784)  (.834)  (.862)
Distributions from net realized gain      --    (.435)   (.2775) (.0525)    (.03)     (.0375)  --       --     (.155)  (.07)   (.13)
NET ASSET VALUE, END OF PERIOD        $11.00  $10.62   $12.37  $11.72     $11.31    $11.05   $10.86  $10.66  $10.47  $11.32  $10.92
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN**                          9.84%  (5.64)%  14.57%  10.78%      6.01%+    9.21%   9.30%   9.27%   1.30%   12.58%  26.31%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)  $650,699 $662,380 $709,413 $546,768  $396,221 $340,476 $317,660 $286,195 $263,689 $266,604 $112,087
RATIOS TO AVERAGE NET ASSETS:
Expenses, including waiver              0.82%   0.86%   0.87%   0.83%       0.43%+    0.75%   0.61%   0.66%   0.62%   0.60%   0.66%
Net investment income                   5.92%   5.76%   5.79%   6.00%       3.20%+    6.79%   7.00%   7.26%   7.51%   7.10%   8.20%
PORTFOLIO TURNOVER RATE               225.39% 184.07% 138.06%  87.56%      18.77%    57.71%  42.60%  81.39%  93.15%  46.56%  124.00%

NEW YORK SERIES
                                             YEAR ENDED                 SIX MONTHS
PER SHARE OPERATING                         SEPTEMBER 30,                 ENDED                    YEAR ENDED MARCH 31,
PERFORMANCE:                            1995    1994    1993    1992  SEPT. 30, 1991*   1991     1990    1989    1988    1987   1986
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period  $10.54  $12.27  $11.60  $11.26      $10.89      $10.78   $10.71  $10.53  $11.38  $11.07  $9.63
Income from investment operations
Net investment income                   .610    .649    .682    .691       .366+        .741     .777    .785    .787    .814   .849
Net realized and unrealized
gain (loss) on securities              .316  (1.3665)   .874    .458       .407         .179    .18      .161   (.755)   .419  1.477
TOTAL FROM INVESTMENT OPERATIONS        .926 (.7175)   1.556   1.149       .773         .92     .957     .946    .032   1.233  2.326
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net investment income  (.616) (.6475)  (.681)  (.709)      (.368)      (.750)   (.787)  (.766)   (.792) (.818) (.851)
Distributions from net realized gain    --   (.365)   (.205)  (.10)       (.035)       (.06)    (.10)     --     (.09) (.105) (.035)
NET ASSET VALUE, END OF PERIOD        $10.85 $10.54  $12.27  $11.60       $11.26     $10.89   $10.78  $10.71  $10.53  $11.38  $11.07
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN**                         9.12% (6.21)%  13.95%  10.69%       7.24%+     8.87%     9.08%    9.22%  0.67%  11.74% 25.24%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)  $331,618 $338,539 $376,456 $306,447  $230,014 $201,132  $176,280 $145,541 $122,553 $119,046 $75,918
Ratios to Average Net Assets:
Expenses, including waiver             0.82% 0.83%    0.85%   0.81%       0.37%+      0.76%    0.60%    0.64%   0.66%  0.64%   0.74%
Net investment income                  5.83% 5.72%    5.72%   5.98%       3.29%+      6.83%    7.04%    7.29%   7.45%  7.22%   7.98%
PORTFOLIO TURNOVER RATE              105.62% 149.13% 101.59% 146.68%     51.79%       39.84%  27.55%  51.58%   34.64% 31.60%  56.74%


TEXAS SERIES                                                                                                         FOR THE PERIOD
                                                                                                                    JANUARY 20, 1987
                                            YEAR ENDED                  SIX MONTHS                                  (COMMENCEMENT OF
PER SHARE OPERATING                         SEPTEMBER 30,                  ENDED             YEAR ENDED MARCH 31,    OPERATIONS) TO
PERFORMANCE:                           1995    1994    1993    1992    SEPT. 30, 1991*  1991    1990    1989    1988   MAR. 31, 1987
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  $9.59  $10.82  $10.28   $9.94        $9.64       $9.41   $9.16   $8.99   $9.58    $9.53
INCOME FROM INVESTMENT OPERATIONS
Net investment income                  .571   .604    .624    .611           .317+      .658    .678    .688    .7012   .136+
Net realized and unrealized
gain (loss) on securities              .452 (1.0802)  .7135   .4155          .309       .227    .251    .163    (.588)  .061
TOTAL FROM INVESTMENT OPERATIONS      1.023 (.4762)  1.3375  1.0265          .626       .885    .929    .851    .1132   .197
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net investment income (.563) (.6038)  (.615)   (.629)        (.326)     (.655)  (.679)  (.681)  (.703)  (.147)
Distributions from net realized gain    --   (.15)    (.1825) (.0575)         --         .--    .--      .--   .--      .--
NET ASSET VALUE, END OF PERIOD      $10.05  $9.59     $10.82  $10.28        $9.94       $9.64   $9.41   $9.16   $8.99   $9.58
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN**                       11.14% (4.60)%   13.64%  10.68%         6.59%+      9.74%  10.53%   9.74%   1.55%  2.06%+
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)   $100,304  $103,836 $109,232 $90,205      $66,746    $30,529 $25,886 $22,298 $17,836   $8,631
RATIOS TO AVERAGE NET ASSETS:
Expenses, including waiver           0.62%   0.50%   0.57%   0.60%          0.25%+       0.40%  0.27%    0.22%   0.015%  0.00%+
Expenses, excluding waiver           0.87%   0.87%   0.97%   1.00%          0.45%+       0.84%  0.76%    0.76%   0.87%   0.12%+
Net investment income                5.90%   5.97%   5.96%   5.96%          3.09%+       6.91%  7.18%    7.48%   7.65%   0.92%+
PORTFOLIO TURNOVER RATE            108.00% 96.79%   58.10%  123.33%        50.19%       50.52%  25.52%   46.86%  36.22%  23.76%



                                       MINNESOTA SERIES        NEW JERSEY SERIES
MINNESOTA SERIES                       ---------------- ---------------------------------------------------------------------------
NEW JERSEY SERIES                      FOR THE PERIOD                                                                 FOR THE PERIOD
                                       DEC. 27, 1994                                                                 JANUARY 2, 1991
                                       (COMMENCEMENT                 YEAR ENDED                  SIX MONTHS            (COMMENCEMENT
PER SHARE OPERATING                    OF OPERATIONS) TO            SEPTEMBER 30,                  ENDED           OF OPERATIONS) TO
PERFORMANCE:                           SEPT. 30, 1995    1995     1994     1993    1992      SEPT. 30, 1991*           MAR. 31, 1991
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $4.76          $4.95   $5.55     $5.14   $4.97        $4.81                      $4.76
Income from investment operations
Net investment income                     .230+           .287    .300      .318    .320          .167+                    .083+
Net realized and unrealized
gain (loss) on securities                 .249            .192    (.507)    .439    .185           .165                     .051
TOTAL FROM INVESTMENT OPERATIONS          .479            .479    (.207)    .757    .505           .332                     .134
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from net investment income    (.229)           (.289)   (.303)   (.307)  (.325)          (.172)                (.084)
Distributions from net realized gain      --               --     (.09)    (.04)   (.01)             --                     .--
NET ASSET VALUE, END OF PERIOD          $5.01            $5.14   $4.95     $5.55   $5.14           $4.97                  $4.81
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN**                         10.22%+            9.98%  (3.91)%   15.26%  10.51%          7.01%+                2.77%+
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)        $4,315           $191,562 $184,230 $178,767 $118,386       $59,463               $23,203
RATIOS TO AVERAGE NET ASSETS:
Expenses, including waiver              0.00%+           0.72%   0.51%      0.35%   0.19%          0.00%+                0.00%+
Expenses, excluding waiver              0.64%+           0.87%   0.83%      0.83%   0.73%          0.38%+                0.28%+
Net investment income                   4.58%+           5.73%   5.76%      5.88%   6.09%          3.23%+                1.42%+
PORTFOLIO TURNOVER RATE                121.41%         133.11%  75.62%     88.29%  54.63%         49.33%                  6.51%



                                          MISSOURI SERIES                                CONNECTICUT SERIES
MISSOURI SERIES                        ----------------------------------------------    -------------------------------------------
                                                                       FOR THE PERIOD                                 FOR THE PERIOD
CONNECTICUT SERIES                                                      MAY 31, 1991                                  APRIL 1, 1991
                                                 YEAR ENDED            (COMMENCEMENT            YEAR ENDED            (COMMENCEMENT
PER SHARE OPERATING                             SEPTEMBER 30,          OF OPERATIONS)TO        SEPTEMBER 30,       OF OPERATIONS) TO
PERFORMANCE:                           1995    1994    1993    1992    Sept. 30, 1991    1995   1994   1993   1992   Sept. 30, 1991
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $4.88 $5.51   $5.14   $4.91       $4.762        $9.71  $11.01 $10.16 $9.86      $9.525
INCOME FROM INVESTMENT OPERATIONS
Net investment income                  .277   .2926   .305    .310          .106+        .579   .585   .612   .617       .313+
Net realized and unrealized
gain (loss) on securities              .204   (.5681) .381    .236          .150        .407  (1.1287) .906   .311       .335
TOTAL FROM INVESTMENT OPERATIONS       .481   (.2755) .686    .546          .256        .986  (.5437) 1.518   .928       .648
DISTRIBUTIONS
Dividends from net investment income  (.281)  (.297)  (.301)  (.316)       (.108)      (.576) (.6038) (.608)  (.628)    (.313)
Distributions from net realized gain   --     (.0575) (.015)  .--           .--          --   (.1525) (.06)   .--        .--
NET ASSET VALUE, END OF PERIOD        $5.08   $4.88   $5.51   $5.14       $4.910       $10.12  $9.71  $11.14 $10.16    $9.860
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                         10.21%  (5.22)% 13.80%  11.47%       5.46%+       10.52% (5.13)% 15.48%  9.69%   6.91%+
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)     $131,823 $119,690 $107,478 $65,812   $24,230    $113,436 $101,619 $93,020 $58,880 $21,895
RATIOS TO AVERAGE NET ASSETS:
Expenses, including waiver            0.74%   0.60%   0.48%   0.26%         0.00%+      0.41%   0.49%   0.44%   0.20%   0.00%+
Expenses, excluding waiver            0.89%   0.91%   0.92%   0.79%         0.37%+      0.86%   0.86%   0.91%   0.74%   0.40%+
Net investment income                 5.61%   5.60%   5.66%   5.94%         1.81%+      5.89%   5.67%   5.60%   5.96%   3.00%+
PORTFOLIO TURNOVER RATE              58.17%  50.59%  56.20%  44.19%         0.00%      54.19%  97.42%  45.81%  54.90%  2.15%




                                                   HAWAII SERIES                            WASHINGTON SERIES
                                       ----------------------------------------    -----------------------------------------------
HAWAII SERIES                                                   FOR THE PERIOD                                   FOR THE PERIOD
WASHINGTON SERIES                                               OCTOBER 28, 1991                                 APRIL 15, 1992
                                             YEAR ENDED         (COMMENCEMENT          YEAR ENDED               (COMMENCEMENT
PER SHARE OPERATING                         SEPTEMBER 30,      OF OPERATIONS) TO       SEPTEMBER 30,            OF OPERATIONS) TO
PERFORMANCE:                           1995     1994     1993    SEPT. 30, 1992    1995      1994    1993       SEPT. 30, 1992
NET ASSET VALUE, BEGINNING OF PERIOD  $4.72    $5.34    $4.89        $4.76        $4.72     $5.35   $4.92           $4.76
INCOME FROM INVESTMENT OPERATIONS
Net investment income                  .271    .2918     .297          .281+        .277    .2976    .304             .140+
Net realized and unrealized
gain (loss) on securities              .198    (.578)    .454          .138         .200  (.5895)    .427             .165
Total from investment operations       .469    (.2862)   .751          .419         .477  (.2919)    .731             .305
Distributions
Dividends from net investment income (.279)   (.2888)   (.301)        (.289)       (.287) (.2931)   (.301)            (.145)
Distributions from net realized gain   --       (.045)    .--           .--          --    (.045)    .--                --
Net asset value, end of period        $4.91     $4.72   $5.34         $4.89        $4.91   $4.72    $5.35             $4.92
Total Return*                        10.30%    (5.54)%  15.85%         9.06%+      10.48% (5.65)%   15.32%             6.47%+
Ratios/Supplemental Data:
Net assets, end of period (000)    $86,105    $92,972 $92,883         $47,031     $74,359 $78,854   $77,324           $42,627
Ratios to Average Net Assets:
Expenses, including waiver           0.58%      0.41%   0.40%          0.00%+      0.53%   0.29%     0.30%              0.00%+
Expenses, excluding waiver           0.87%      0.87%   0.90%          0.74%+      0.68%   0.67%     0.80%              0.38%+
Net investment income                5.74%      5.80%   5.62%          5.96%+      5.84%   5.93%     5.86%              2.58%+
Portfolio turnover rate             70.64%     66.04%  34.49%         53.24%      92.85%  137.74%   85.45%              37.23%

  * Total return does not consider the effects of sales loads.
  + Not annualized.
    See Notes to Financial Statements.

4  HOW WE INVEST

Each Series invests primarily in a portfolio of intermediate-term (5-10 years) to long-term (over 10 years) municipal bonds, the interest on which is exempt from federal income tax in the opinion of bond counsel to the issuer. Except for the National, Texas and Washington Series, the interest on the municipal bonds in which each Series primarily invests also is exempt from its states personal income tax and, in the case of the New York Series, from New York City personal income tax, in the opinion of bond counsel to the issuer. At present neither Texas nor Washington imposes a personal income tax. The per-share net asset value of each Series can be expected to fluctuate inversely as interest rates change. When interest rates rise, the value of securities in the portfolios, as well as the share values, generally will fall. Conversely, when interest rates fall, the value of securities in the portfolios and the share values generally will rise.

"Municipal bonds" as used herein and as more fully described in the Statement of Additional Information are debt obligations issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, Puerto Rico, the Virgin Islands and Guam, and their political subdivisions, agencies and instrumentalities.

Each Series invests primarily in investment-grade municipal bonds rated (rated bonds) at the time of purchase within the four highest grades assigned by Moodys Investors Service, Inc. (Moodys) (Aaa, Aa, A, Baa), Standard & Poors Ratings Services (S&P) (AAA, AA, A, BBB) or Fitch Investors Service (Fitch) (AAA, AA, A,
BBB). Each Series also may invest in municipal bonds that are not rated and that are exempt from federal income tax and its states personal income tax, determined by Lord Abbett to be of comparable quality to the rated bonds in which such Series may invest. At least 70% of the municipal bonds in each portfolio must be rated, at the time of purchase, within or equivalent to, the three highest such grades. As much as 30% of the municipal bonds in each Series portfolio may be rated, at the time of purchase, in the fourth highest grade. This grade, while regarded as having an adequate capacity to pay interest and repay principal, is considered to be of medium grade and has speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. After a Series purchases a municipal bond, the issuer may cease to be rated, or its rating may be reduced below the minimum required for purchase, which could have an adverse effect on the market value of the issue, but will not require the elimination of the issue from the Series portfolio.

The Funds internal policy restricts investments to intermediate to long-term municipal bonds which are initially investment-grade, i.e., among the four highest grades mentioned above or their equivalent, and we seek to provide a high level of tax-free income. In view of this internal policy, and because we manage the maturities of our investments in accordance with our interest-rate expectations, we anticipate (i) a higher level of tax-free income than a short-term, tax-free municipal bond fund and (ii) a share value tending to fluctuate more than such a short-term fund, but consistent with an investment-grade, longer term municipal bond fund.

The two principal classifications of municipal bonds are general obligation and limited obligation or revenue bonds. General obligation bonds are secured by the pledge of faith, credit and taxing power of the municipality. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds are in most cases revenue bonds and do not generally constitute the pledge of the faith, credit or taxing power of the municipality. The credit quality of such municipal bonds usually is directly related to the credit standing of the user of the facilities. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

Each Series may purchase new issues of municipal bonds, which are generally offered on a when-issued basis, with delivery and payment (settlement) normally taking place approximately one month after the purchase date. However, the payment obligation and the interest rate to be received by the Fund are each fixed on the purchase date. During the period between purchase and settlement, Fund assets consisting of cash and/or high-grade marketable debt securities, marked to market daily, of an amount sufficient to make payment at settlement will be segregated at our custodian. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of value. While we may sell when-issued securities prior to settlement, we intend to actually acquire such securities unless a sale appears desirable for investment reasons.

Under normal market conditions, each Series will attempt to invest 100% and, as a matter of fundamental policy which cannot be changed without the approval of shareholders, we will invest at least 80% of the value of its net assets in municipal bonds, the interest on which is exempt from federal income tax. Except for the National Series, under normal market conditions, each Series also will attempt to invest 100% and, as a matter of fundamental policy, will invest at least 80% of its net assets in municipal bonds, the interest on which is exempt from its states personal income tax. At present neither Texas nor Washington imposes a personal income tax. Under normal market conditions, the New York Series also will attempt to invest 100% and, as a matter of fundamental policy, will invest at least 80% of its net assets in such municipal bonds, the interest on which is exempt from New York State and New York City personal income taxes. See Dividends, Capital Gains Distributions and Taxes --- Minnesota Taxes for investment policies applicable to the Minnesota Series relating to Minnesota tax laws.

Although normally each Series intends to be fully invested in intermediate to long-term municipal bonds, a Series may temporarily invest in short-term tax-exempt securities meeting the above-described quality standards and, additionally, may temporarily put up to 20% of its assets in cash, in commercial paper of comparable investment quality or in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (U.S. Government securities), in order to improve liquidity or to create reserve purchasing power. Because interest earned from commercial paper or U.S. Government securities is taxable for federal income tax purposes, we intend to minimize temporary investments in such short-term securities.

Each Series may invest up to 20% of its net assets (less any amount invested in the temporary taxable investments described above) in private activity bonds. Series dividends derived from interest on such bonds would be considered a preference item for purposes of the computation of the alternative minimum tax. Series dividends derived from such interest may increase the alternative minimum tax liability of corporate shareholders who are subject to that tax based on the excess of their adjusted current earnings over their taxable income.

Each Series intends to meet the diversification rules under Subchapter M of the Internal Revenue Code. Generally, this requires, at the end of each quarter of the taxable year, that (a) not more than 25% of each Series total assets be invested in any one issuer and (b) with respect to 50% of each Series total assets, no more than 5% of each Series total assets be invested in any one issuer except U.S. Government securities. Since under these rules each of the Series, except for the National Series, may invest its assets in the securities of a limited number of issuers, the value of such Series investments may be more affected by any single adverse economic, political or regulatory occurrence than in the case of a diversified investment company under the Act, such as the National Series. The National Series, as a diversified investment company, is prohibited, with respect to 75% of the value of its total assets, from investing more than 5% of its total assets in securities of any one issuer other than U.S. Government securities. For diversification purposes, the identification of an issuer will be determined on the basis of the source of assets and revenues committed to meeting interest and principal payments of the securities. When the assets and revenues of a states political subdivision are separate from those of the state government creating the subdivision, and the security is backed only by the assets and revenues of the subdivision, then the subdivision would be considered the sole issuer. Similarly, if a revenue bond is backed only by the assets and revenues of a nongovernmental user, then such user would be considered the sole issuer.

No Series intends to invest more than 25% of its total assets in any industry, except that each Series may, subject to the limits referred to in the preceding three paragraphs, invest more than 25% of such assets in a combination of U.S. Government securities and in tax-exempt securities, including tax-exempt revenue bonds whether or not the users of any facilities financed by such bonds are in the same industry. Where nongovernmental users are in the same industry, there may be additional risk to a Series in the event of an economic downturn in such industry, which may result generally in a lowered ability of such users to make payments on their obligations. Electric utility and health care are typical, but not all inclusive of, the industries in which this 25% may be exceeded. The former is relatively stable but subject to rate regulation vagaries. The latter suffers from two main problems affordability and access. Tax-exempt securities issued by governments or political subdivisions of governments are not considered part of any industry.

Each of the Series may invest up to 10% of its respective net assets in illiquid securities. Bonds determined by the Directors to be liquid pursuant to Securities and Exchange Commission Rule 144A, (the Rule) will not be subject to this limit. Investments by a Series in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of a Series liquidity during periods of decreased market interest in such securities. Under the Rule, a qualifying unregistered security may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment.


Each  Series may invest up to 20% of its net assets in residual  interest  bonds
(RIBs) to enhance and increase portfolio duration. None of the Series invested more than 15% of its net assets in RIBs at any time during the fiscal year ended September 30, 1995. A RIB, sometimes referred to as an inverse floater, is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security. Changes in the interest rate on the other security inversely affect the residual interest rate paid on the RIB, with the result that when interest rates rise, RIBs interest payments are lowered and their value falls faster than other similar fixed-rate bonds. In an effort to mitigate this risk, the Fund purchases other fixed-rate bonds which are less volatile. When interest rates fall, not only do RIBs provide interest payments that are higher than other similar fixed-rate bonds, but their values also rise faster than other similar fixed-rate bonds.

No Series will borrow money except as a temporary measure for extraordinary or emergency purposes and then not in excess of 5% of such Series gross assets (at cost or market value, whichever is lower) at the time of borrowing.


PORTFOLIO TURNOVER. The portfolio turnover rates for the National, New Jersey, New York, Connecticut and Washington Series were 225.39%, 133.11%, 105.62%, 54.19% and 92.85%, respectively for the year ended September 30, 1995, versus 184.07%, 75.62%, 149.13%, 97.42% and 137.74%, respectively, for the prior fiscal year, primarily due to security purchases and sales relating to purchases and redemptions of Series shares and some portfolio restructuring.


OPTIONS AND FINANCIAL FUTURES  TRANSACTIONS.  Each Series may deal in options on securities, and securities indices, and financial futures transactions, including options on financial futures. Each Series may write (sell) covered call options and secured put options on up to 25% of its net assets and may purchase put and call options provided that no more than 5% of its net assets (at the time of purchase) may be invested in premiums on such options.

None of the Series is currently employing any of the options and financial futures transactions described above.

RISK FACTORS. Securities in which we may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors and laws which may be enacted extending the time of payment of principal and interest, or both. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for payment of principal and interest may be materially affected or their obligations may be found to be invalid or unenforceable.

The ability of any Series to achieve its objective is based on the expectation that the issuers of the municipal bonds in a Series portfolio will continue to meet their obligations for the payment of principal and interest. The following are brief summaries of certain factors affecting the Connecticut, Hawaii, Minnesota, Missouri, New Jersey, New York, Texas and Washington Series. These summaries do not purport to be complete and are based on information derived from publicly available documents related to each state involved, which information has not been independently verified by the Fund. For more detailed discussions of the risks applicable to these Series, see the Statement of Additional Information.

CONNECTICUT BONDS RISK FACTORS. Connecticut's economy, while traditionally concentrated in the manufacturing sector, has broadened in recent years with strong relative growth in service, finance, transportation and real estate sectors. Fiscal stress is reflected in the States economic and revenue forecasts, a rising debt burden that reflects a significant increase in bond activity since fiscal 1987-88 and the continuing effects of general fund deficits that existed through fiscal 1990 and 1991, which have been funded through the issuance of general obligation economic recovery notes and operating surpluses incurred in subsequent fiscal years.

HAWAII  BONDS  RISK  FACTORS.  The  marketability  and  market  value of  Hawaii obligations may be affected from time to time by constitutional provisions, legislative measures, executive orders, administrative regulations and voter incentives. Hawaiis economy is concentrated in retail trade and tourism and also includes construction, agriculture and military operations. Tourism is a major factor in the economy, with tourists coming from a variety of nations, which may cushion the effect of any adverse economic conditions in a single country. Agriculture, dominated by pineapple and sugar production, has experienced increased foreign competition and the States economy has in recent years reflected the effects of general economic recession. Economic diversification projects are under way, including expansion of containerized port facilities, aquaculture and other agricultural products, but these projects have not yet had any significant positive effects on the States overall economy. Most government activities, including activities administered in other states on a municipal or county level, such as public education, are the responsibility of the State. This concentration contributes to the high level of State debt obligations. Revenue is derived primarily from the general excise taxes and individual and corporate income tax. Hawaiis county governments (the only units of local government in the State) may issue government obligation bonds, which obligations have further increased, and may continue to increase in the future, the States high level of overall municipal debt.

MINNESOTA BONDS RISK FACTORS. Minnesotas economy is diverse, with employment spread over ten major sectors distributed in approximately the same proportions as national employment, including manufacturing of industrial machinery, fabricated metal and instruments, food, paper and allied industries and other agricultural industries. Minnesotas significant public debt includes the States general obligation debt as well as university and other agency debt which is not an obligation of the State.

MISSOURI BONDS RISK FACTORS. Missouri has a diversified economy which includes manufacturing, commerce, trade, services, agriculture, tourism and mining. Economic reversals in either the Kansas City or St. Louis metropolitan areas, whose Missouri portions together contain a significant portion of the States population, would have a major impact on the States overall economic condition. Missouris unemployment levels have approached and, at times, exceeded the
national   average  in  recent   years,   and   adverse   changes  in   military
appropriations, which play an important role in the States economy, could contribute to a continuation of this pattern. As discussed in the Statement of Additional Information, payment on Missouri municipal bonds could be adversely affected by certain provisions of the Constitution of Missouri.



NEW JERSEY BONDS RISK FACTORS. The State of New Jersey has a diversified economic base consisting of, among other things, manufacturing, construction and service industries, supplemented by selective commercial agriculture. The States economy has been adversely affected by the recent recession as reflected in recent actual and projected shortfalls in State revenues. A slow economic recovery commenced in 1993 as shown by employment gains and growth in other economic activity. New Jersey is a major recipient of federal assistance. Hence, a decrease in federal financial assistance may adversely affect New Jerseys financial condition. In an attempt to ensure that local governmental entities remain on a sound financial basis, State law restricts total appropriations increases to 5% annually for such entities. Statutory or legislative restrictions of such character may adversely affect a municipalitys or any other bond-issuing authoritys ability to repay its obligations.



NEW YORK BONDS RISK FACTORS. New York State has recorded balanced budgets on a cash basis for its last three fiscal years, despite diminishing revenue, due in part to a significant slowdown in the New York and regional economy commencing in mid-1990. While the State budget for fiscal 1995-96 again calls for a balanced budget, gaps between actual revenues and expenditures may arise in the current year and in future fiscal years. Because the State, New York City, the States other political subdivisions and the State Authorities, all of which borrow money, are or are perceived in the marketplace to be financially interdependent, financial difficulty experienced by one can adversely affect the market value and marketability of obligations issued by others. The States credit is presently involved with the indebtedness of the Authorities because of the States guarantee or other support. This indebtedness is substantial in amount. The Authorities are likely to require further financial assistance from the State. During the last several fiscal years, New York City experienced significant shortfalls in almost all of its major tax sources and increases in social services costs, and has been required to take actions to close substantial budget gaps in order to maintain balanced budgets. Similar shortfalls and budget gaps have been predicted for future years and will require further action by the Citys government.



TEXAS BONDS RISK FACTORS. Texas economy recovered from the recession that began in the mid-1980s after a collapse in oil prices. The economy has become more stable due to increased diversification, with the oil and gas industry diminishing in relative importance while service-producing sectors produce the major source of job growth. The 1996-97 biennial all funds budget for the State did not require increasing state taxes, based on the implementation of certain cost-cutting measures and an expected increase in receipt of federal funds. Although we anticipate that most of the bonds in the Texas Series will be revenue obligations or general obligations of local governments or authorities, any circumstances that affect the the States credit standing may also affect the market value of these other bonds held by the Texas Series, either directly or indirectly, as a result of a dependency of local governments and other authorities upon State aid and reimbursement programs.

WASHINGTON BONDS RISK FACTORS. The State of Washingtons economy includes manufacturing and service industries as well as agricultural and timber production. The States leading export industries are aerospace, forest products, agriculture and food processing. The Boeing Company, one of the worlds largest aerospace firms, is the States largest employer and as such has a significant impact, in terms of production, employment and labor earnings, on the States economy. Boeing underwent significant production and work force reductions in 1993 and 1994, and these trends have continued through 1995. Continued declines in the forest products industry are expected in the future and a decrease in employment in this area is also expected. State law requires a balanced budget. The Governor has a statutory responsibility to reduce expenditures across the board to avoid any cash deficit at the end of a biennium. In addition, State law prohibits State tax revenue growth from exceeding the growth of State personal income. To date, Washington State tax revenue increases have remained substantially below the applicable limit.

PUERTO RICO RISK FACTORS. The Fund may have significant investments in bonds issued by the Commonwealth of Puerto Rico and its instrumentalities. The economy of Puerto Rico is dominated by diversified manufacturing and service sectors. It is closely integrated, through extensive trade, with that of the mainland United States, and its economic health is closely tied to the price of oil and the state of the U.S. economy. Puerto Rico has a rate of unemployment exceeding the U.S. average.

Puerto Ricos economy has experienced significant growth since fiscal 1989. Continued growth in fiscal 1995 and 1996 will depend on several factors, including the state of the U.S. economy, the relative stability of the price of oil and borrowing costs.


We will not change our investment objectives without shareholder approval. If we determine that our objectives can best be achieved by a change in investment policy or strategy, we may make such change without shareholder approval by disclosing it in our prospectus.

5    PURCHASES

You may buy our shares through any independent securities dealer having a sales agreement with Lord, Abbett & Co. (Lord Abbett), our exclusive selling agent. Place your order with your investment dealer or send it to Lord Abbett Tax-Free Income Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141). The minimum initial investment is $1,000 except for Invest-A-Matic and Div-Move ($250 initial and $50 monthly minimum). Subsequent investments may be made in any amount. See Shareholder Services.

The net asset values of our shares are calculated every business day as of the close of the New York Stock Exchange (NYSE) by dividing net assets by the number of shares outstanding. Securities are valued at their market value as more fully described in the Statement of Additional Information.

Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett in proper form prior to the close of its business day, will be confirmed at the applicable public offering price effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett prior to the close of its next business day are executed at the applicable public offering price effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett. A business day is a day on which the NYSE is open for trading.

For information regarding proper form of a purchase or redemption order, call the Fund at 800-821-5129. This offering may be suspended, changed or withdrawn. Lord Abbett reserves the right to reject any order.

For each Series, the offering price is based on the per-share net asset value calculated as of the times described above, plus a sales charge as follows.


                        Sales Charge as a       Dealer's
                        Percentage of:          Concession
                                                   as a        To Compute
                                    Net         Percentage     Offering
                        Offering    Amount      of Offering    Price, Divide
Size of Investment      Price       Invested    Price*         NAV by
Less than $50,000       4.75%       4.99%       4.00%          .9525
$50,000 to $99,999      4.75%       4.99%       4.25%          .9525
$100,000 to $249,999    3.75%       3.90%       3.25%          .9625
$250,000 to $499,999    2.75%       2.83%       2.50%          .9725
$500,000 to $999,999    2.00%       2.04%       1.75%          .9800
$1,000,000 or more         No sales charge      1.00%          1.0000
The following $1 million  category is for each of the  Washington  and Minnesota
Series only until such Series' Rule 12b-1 Plan becomes effective,  at which time the sales charge table above will apply to such Series.
$1,000,000 or more      1.00%       1.01%       1.00%          .9900

*Lord Abbett may, for specified periods, allow dealers to retain the full sales charge for sales of shares during such period, or pay an additional concession to a dealer who, during a specified period, sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Lord Abbett may from time to time implement promotions under which Lord Abbett will pay a fee to dealers with respect to certain purchases not involving imposition of a sales charge. Additional payments may be paid from Lord Abbetts own resources and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at resorts or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments will include payment of various business expenses of the dealer.

In selecting dealers to execute portfolio transactions, if two or more dealers are considered capable of providing best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

VOLUME DISCOUNTS. This section describes several ways to qualify for a lower sales charge if you inform Lord Abbett or the Fund that you are eligible at the time of purchase.
(1) Any purchaser (as described below) may aggregate a purchase in the Fund with purchases of any other eligible Lord Abbett-sponsored fund, together with the current value at maximum offering price of any shares in the Fund and in any eligible Lord Abbett-sponsored funds held by the purchaser. (Holdings in the following funds are not eligible for the above rights of accumulation: Lord Abbett Equity Fund (LAEF), Lord Abbett Series Fund (LASF), Lord Abbett Research Fund if not offered to the general public (LARF) and Lord Abbett U.S. Government Securities Money Market Fund (GSMMF), except for existing holdings in GSMMF which are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end sales charge or from a fund in the Lord Abbett Counsel Group.) (2) A purchaser may sign a non-binding 13-month statement of intention to invest $100,000 or more in the Fund or in any of the above eligible funds. If the intended purchases are completed during the period, each purchase will be at the sales charge, if any, applicable to the aggregate of such purchasers intended purchases. If not completed, each purchase will be at the sales charge for the aggregate of the actual purchases. Shares issued upon reinvestment of dividends or distributions are not included in the statement of intention. The term purchaser includes (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

Each Series shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms directors and employees include a directors or employees spouse (including the surviving spouse of a deceased director or employee). The terms directors and employees of Lord Abbett also include other family members and retired directors and employees. Our shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from other Lord Abbett-sponsored funds, except for dividends and distributions on shares of LARF, LAEF, LASF and Lord Abbett Counsel Group, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett in accordance with certain standards approved by Lord Abbett, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, (e) by employees, partners and owners of unaffiliated consultants and advisers to Lord Abbett or Lord Abbett-sponsored funds who consent to such purchase if such persons provide services to Lord Abbett or such funds on a continuing basis and are familiar with such funds and
(f) subject to appropriate documentation, through a securities dealer where the amount invested represents redemption proceeds from shares (Redeemed Shares) of a registered open-end management investment company not distributed or managed by Lord Abbett (other than a money market fund), if such redemptions have occurred no more than 60 days prior to the purchase of our shares, the Redeemed Shares were held for at least six months prior to redemption and the proceeds of redemption were maintained in cash or a money market fund prior to purchase. Purchasers should consider the impact, if any, of contingent deferred sales charges in determining whether to redeem shares for subsequent investment in our shares. Lord Abbett may suspend or terminate the purchase option referred to in
(f) above at any time.

Our shares may be issued at net asset value in exchange for the assets, subject to possible tax adjustment, of a personal holding company or an investment company.


NATIONAL, NEW YORK AND TEXAS RULE 12B-1 PLANS. The National, New York and Texas Series have each adopted a Rule 12b-1 Plan (Plan) whereby (except as to certain accounts for which tracking data is not available) each Series pays Lord Abbett, who passes on to dealers (1) an annual service fee (payable quarterly) of .15% of the average daily net asset value of the Series shares sold by dealers prior to June 1, 1990 and .25% of the average daily net asset value of such shares sold by dealers on or after that date and (2) a onetime 1% sales distribution fee, at the time of sale, on all shares at the $1 million level sold by dealers, including sales qualifying at such level under the rights of accumulation and statement of intention privileges.


CONNECTICUT, HAWAII, MINNESOTA, MISSOURI, NEW JERSEY AND WASHINGTON RULE 12B1 PLANS. Separate Rule 12b-1 Plans have been adopted by the Connecticut, Hawaii, Minnesota, Missouri, New Jersey and Washington Series. Each of these Plans is identical to the Plans for the National, New York and Texas Series, except as discussed below. Each Plan has become effective except for the Washington and Minnesota Series which will go into effect on the first day (the effective date) of the quarter subsequent to its net assets reaching $100 million. The Fund cannot estimate when the net assets of the Washington or Minnesota Series will reach the level required for effectiveness of that Series Plan. Under each Plan (except as to certain accounts for which tracking data is not available) the Series pays Lord Abbett, who passes on to dealers (1) an annual service fee (payable quarterly) of (a) in the case of the Connecticut and Missouri Series,
 .25% of the average daily net asset value of shares sold by dealers from commencement of the Series public offering and (b) in the case of the Hawaii, Minnesota, New Jersey and Washington Series, .15% of the average daily net asset value of such shares sold prior to its effective date and .25% of the average daily net asset value of such shares sold on or after that date and (2) a one-time 1% sales distribution fee, at the time of sale, on all shares at the $1 million level sold by dealers on or after the Series effective date, including sales qualifying at such level under the rights of accumulation and statement of intention privileges.

ALL SERIES Shareholders of a Series who do not pay a sales charge on investments of $1 million or more and whose dealer receives the one-time 1% sales distribution fee will be required to pay to the Series a contingent deferred reimbursement charge of 1% of the original cost or the then net asset value, whichever is less, of all shares of each Series so purchased which are redeemed out of the Lord Abbett-sponsored family of funds on or before the end of the twenty-fourth month after the month in which the purchase occurred. If shares have been exchanged into another Series or Lord Abbett fund and are thereafter redeemed out of the Lord Abbett family on or before the end of such twenty-fourth month, the charge will be collected for the Series by the other Series or fund. Each Series will collect such a charge for other Series and other such funds in a similar situation. Shares of a fund or series on which the 1% sales distribution fee has been paid may not be exchanged into a Series or fund with a Rule 12b-1 Plan for which the payment provisions have not been in effect for at least one year.

The Series Rule 12b-1 Plans authorize the payment of the fees to dealers in order to provide additional incentives for them (a) to provide continuing information and investment services to their shareholders accounts and otherwise to encourage their accounts to remain invested in the Fund and (b) to sell shares of the Fund.

JURISDICTIONS The New York Series is sold only to residents of California, Colorado, Connecticut, District of Columbia, Florida, Georgia, Hawaii, Illinois, Indiana, Kentucky, Louisiana, Minnesota, Missouri, New Jersey, New York, North Carolina, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, Utah, Vermont, Virginia, West Virginia and Wyoming. The New Jersey Series may be sold in the same jurisdictions except for Rhode Island and Vermont. The Texas Series may be sold in the same jurisdictions as the New Jersey Series plus New Mexico and Texas. The Connecticut Series, with the addition of Massachusetts, may be sold in the same jurisdictions as the New York Series except for Indiana and Vermont. The Hawaii and Missouri Series may be sold in the same jurisdictions as the New York Series except for Indiana, Rhode Island and Vermont and, in the case of the Hawaii Series, except in California. The Washington Series, with the addition of Alaska and Washington, may be sold in the same jurisdictions as the Missouri Series. The Minnesota Series may be sold in the same jurisdictions as the New York Series, except for Rhode Island, Vermont and West Virginia.

6    SHAREHOLDER SERVICES

We offer the following shareholder services:

TELEPHONE EXCHANGE PRIVILEGE: Shares of any Series may be exchanged, without a service charge, for those of any other Series or any other Lord Abbett-sponsored fund except for (i) LAEF, LARF, LASF and Lord Abbett Counsel Group and (ii) certain tax-free single-state series where the exchanging shareholder is a resident of a state in which such series is not offered for sale (together, Eligible Funds).

You or YOUR REPRESENTATIVE WITH PROPER IDENTIFICATION can instruct the Fund to exchange uncertificated shares (held by the transfer agent) by telephone. Shareholders have this privilege unless they refuse it in writing. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification and recording all telephone exchanges. Instructions must be received by the Fund in Kansas City (800-521-5315) prior to the close of the NYSE to obtain each funds net asset value per share on that day. Expedited exchanges by telephone may be difficult to implement in times of drastic economic or market change. The exchange privilege should not be used to take advantage of short-term swings in the market. The Fund reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. The Fund can revoke the privilege for all shareholders upon 60 days prior written notice. A prospectus for the other Lord Abbett-sponsored fund selected by you should be obtained and read before an exchange. Exercise of the Exchange Privilege will be treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be recognized.

SYSTEMATIC WITHDRAWAL PLAN: Except for retirement plans for which there is no such minimum, if the maximum offering price value of your uncertificated shares is at least $10,000, you may have periodic cash withdrawals automatically paid to you in either fixed or variable amounts.

DIV-MOVE: You can invest the dividends paid on your account ($50 minimum investment) into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC: You can make fixed, periodic investments ($50 minimum investment) into the Fund and/or any Eligible Fund by means of automatic money transfers from your bank checking account. You should read the prospectus of the other fund before investing.


RETIREMENT PLANS: Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including
Simplified Employee Pensions), 403(b) plans and pension and profit-sharing plans, including 401(k) plans.


All correspondence should be directed to Lord Abbett Tax-Free Income Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141).

7    OUR MANAGEMENT


Our business is managed by our officers on a day-to-day basis under the overall direction of our Board of Directors. We employ Lord Abbett as investment manager for each Series, pursuant to Management Agreements applicable to one or more specific Series of the Fund (Management Agreements). These Management Agreements are identical except that the Management Agreements for the Hawaii, Minnesota and Washington Series provide for the repayment, under certain circumstances, of management fees waived and certain expenses assumed by Lord Abbett, as described below. Lord Abbett has been an investment manager for over 65 years and currently manages approximately $18 billion in a family of mutual funds and advisory accounts. Under the Management Agreements, Lord Abbett provides us with investment management services and personnel, pays the remuneration of our officers and of our directors affiliated with Lord Abbett, provides us with office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and supervision of our portfolios and certain other costs. Lord Abbett provides similar services to fifteen other funds having various investment objectives and also advises other investment clients. Zane E. Brown, Lord Abbetts Director of Fixed Income, is primarily responsible for the day-to-day management of the Fund since January 1, 1996, although he has been involved with the Funds management since 1992. Prior to joining Lord Abbett in 1992, Mr. Brown was Executive Vice President in charge of fixed income at Equitable Capital Management Co. Robert S. Dow, president and director of the Lord Abbett family of funds, and chief investment officer, has been a Lord Abbett partner for over five years, and was primarily responsible for the day-to-day management of the Fund before Mr. Brown. Mr. Dow delegated (and Mr. Brown will continue to delegate) management duties to other Lord Abbett employees who may be Fund officers.

Under the Management Agreements, we are obligated to pay Lord Abbett a monthly fee, at the annual rate of .50 of 1%, based on the average daily net assets of each Series for each month. For the fiscal year ended September 30, 1995, with respect to the Texas, New Jersey, Connecticut, Missouri, Hawaii, Washington and Minnesota Series, Lord Abbett waived $249,916, $283,466, $480,744, $182,122,
$256,798, $109,631 and $9,540, respectively, in management fees. In addition, we pay all expenses not expressly assumed by Lord Abbett. Our ratios of expenses, including management fee expenses, to average net assets for the year ended September 30, 1995 were .82%, .82%, .62%, .72%, .41%, .00%, .74%, .58% and .53%
for the National, New York, Texas, New Jersey, Connecticut, Minnesota, Missouri, Hawaii and Washington Series, respectively. The Texas, New Jersey, Connecticut, Missouri, Hawaii and Washington Series expense ratios would have been .87%,
 .87%, .86%, .89%, .87% and .68%, respectively, had Lord Abbett not waived all or a portion of its management fees. Lord Abbett waived management fees and subsidized expenses with respect to the Minnesota Series. Without this subsidy the expense ratio would have been .64% (not annualized).

The Management Agreements relating to the (i) Minnesota Series and (ii) the Hawaii and Washington Series provide for the Series to repay Lord Abbett without interest for any expenses assumed by Lord Abbett on and after the first day of the calendar quarter after the net assets of such Series first reach $50 million (commencement date), to the extent that the expense ratio of such Series (determined before taking into account any fee waiver or expense assumption) is less than .85% (in the case of Minnesota Series) and .95% (in the case of each of Hawaii and Washington Series). Commencing with the first day of the calendar quarter after the net assets of the Minnesota Series first reach $100 million, such repayments shall be made to the extent that such expense ratio so determined is less than 1.05%. Neither the Minnesota, the Hawaii nor the Washington Series shall be obligated to repay any such expenses after the earlier of the termination of the Management Agreements or the end of five full fiscal years after the commencement date with respect to each such Series. Neither the Minnesota, the Hawaii nor the Washington Series will record as obligations in its financial statements any expenses which may possibly be repaid to Lord Abbett under this repayment formula, unless such repayment is probable at the time. If such repayment is not probable, the Series will disclose in a note to its financial statements that such repayments are possible.


We will not hold annual meetings of shareholders unless required to do so by the Act, the Board of Directors or the shareholders with one-quarter of the outstanding stock entitled to vote. See the Statement of Additional Information for more details.

The Fund was incorporated under Maryland law on December 27, 1983. Each outstanding share of a Series has one vote on all matters voted upon by that Series and an equal right to dividends and distributions of that Series.

All shares have noncumulative voting rights for the election of directors.


8    DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

Dividends from net investment income may be taken in cash or reinvested in additional shares at net asset value without a sales charge. If you elect a cash payment (i) a check will be mailed to you as soon as possible after the monthly reinvestment date or (ii) if you arrange for direct deposit, your payment will be wired directly to your bank account within one day after the payable date.

A long-term capital gains distribution is made when we have net profits during the year from sales of securities which we have held more than one year. If we realize net short-term capital gains, they also will be distributed. Any capital gains distribution will be made annually in December.

You may take it in cash or reinvest it in additional shares at net asset value without a sales charge.

Dividends and distributions may be paid in December or January. Dividends and distributions declared in October, November or December of any year to shareholders of record as of a date in such a month will be treated for federal income tax purposes as having been received by shareholders in that year if they are paid before February 1 of the following year.

We intend to continue to meet the requirements of Subchapter M of the Internal Revenue Code. We will try to distribute to shareholders all our net investment income and net realized capital gains, so as to avoid the necessity of the Fund paying federal income tax. Distributions derived from net long-term capital gains which are designated by the Fund as capital gains dividends will be taxable to shareholders as long-term capital gains, whether received in cash or shares, regardless of how long a taxpayer has held the shares. Under current law, net long-term capital gains are taxed at the rates applicable to ordinary income, except that the maximum rate for long-term capital gains for individuals is 28%. Legislation is pending in Congress as of the date of this Prospectus which would have the effect of reducing the federal income tax rate on capital gains.

Shareholders may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold and remit to the U.S. Treasury for federal income taxes a portion (31%) of any redemption proceeds (including the value of shares exchanged into another Lord Abbett-sponsored fund) and of any taxable dividend or distribution on any account where the payee failed to provide a correct taxpayer identification number or to make certain required certifications.

Shareholders receiving Social Security benefits and certain railroad retirement benefits may be subject to federal income tax on up to 85% of such benefits as a result of receiving investment income, including tax-exempt income (such as exempt-interest dividends) and other distributions paid by the Fund. The tax will be imposed on up to one-half of such benefits only when the sum of the recipients adjusted gross income (plus miscellaneous adjustments), tax-exempt interest income and one-half of Social Security income exceeds $25,000 for individuals ($32,000 for individuals filing a joint return). The tax will be imposed on up to 85% of such benefits only when such sum exceeds $34,000 for individuals ($44,000 for individuals filing a joint return). Shareholders receiving such benefits should consult their tax advisers.


HOUSEHOLDING: A new procedure has been inaugurated whereby a single copy of an annual or semi-annual report is sent to an address to which more than one registered shareholder of the Fund with the same last name has indicated mail is to be delivered, unless additional reports are specifically requested in writing or by telephone.



NEW YORK TAXES In the opinion of Debevoise & Plimpton, counsel to the Fund, dividends paid by the New York Series will not be subject to New York State and New York City personal income taxes to the extent that they are derived from interest on obligations of the State of New York and its political subdivisions which are exempt from federal income tax. In addition, dividends derived from interest on debt obligations issued by certain other governmental entities (for example, U.S. territories) will be similarly exempt. For New York State and City personal income tax purposes, distributions, whether received in cash or additional shares, paid from the Funds other investment income and from any net realized short-term capital gains, are taxable as ordinary income and distributions from net realized long-term capital gains are treated as long-term capital gains, regardless of how long a shareholder has held the shares. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to New York State franchise taxes and to the New York City General Corporation Tax, if received by a corporation subject to those taxes, to state taxes in states other than New York and to local taxes in cities other than New York City.

CONNECTICUT TAXES Dividends paid by the Connecticut Series will not be subject to the Connecticut personal income tax to the extent that they are derived from interest on obligations of the State of Connecticut or any of its political subdivisions which are exempt from federal income tax or derived from interest on debt obligations issued by certain other government entities (for example, U.S. territories). Dividends and distributions, whether received in cash or additional shares, derived from the Connecticut Series other investment income and capital gains are subject to tax.

Distributions from investment income and capital gains, including exempt-interest dividends derived from interest that is exempt from Connecticut personal income tax and federal income tax, may be subject to the Connecticut Corporation Business Tax if received by a corporation subject to such tax, to state taxes in states other than Connecticut and to local taxes.


HAWAII TAXES Dividends paid by the Hawaii Series generally will be exempt from Hawaii income tax to the extent that they are derived from interest on obligations of the State of Hawaii or any of its political subdivisions or authorities or obligations issued by certain other government authorities (for example, U.S. territories). Dividends and distributions derived from the Series other investment income and short-term capital gains will be subject to Hawaii income tax as ordinary income and distributed and undistributed net realized long-term capital gains will be subject to Hawaii income tax as capital gains.


Dividends and distributions paid by the Series, including dividends that are exempt from Hawaii income tax as described above, will be subject to the Hawaii franchise tax if received by a corporation subject to such taxes and may be subject to state taxes in states other than Hawaii or to local taxes.


MINNESOTA TAXES Shareholders of the Minnesota Series who are individuals, estates, or trusts and who are subject to regular Minnesota personal income tax will not be subject to such regular Minnesota tax on Minnesota Series dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under Section 852 (b) (5) of the Internal Revenue Code which are derived from interest on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities. The foregoing will apply, however, only if the portion of the exempt-interest dividends from such Minnesota sources that is paid to all shareholders represents 95% or more of the exempt-interest dividends that are paid by the Minnesota Series. If the 95% test is not met, all exempt-interest dividends paid by the Minnesota Series will be subject to the regular Minnesota personal income tax. Even if the 95% test is met, to the extent that exempt-interest dividends that are paid by the Minnesota Series are not derived from the Minnesota sources described in the first sentence of this paragraph, such dividends will be subject to the regular Minnesota personal income tax. Other distributions of the Minnesota Series, including distributions from net short-term and long-term capital gains, are generally not exempt from the regular Minnesota personal income tax.


Minnesota Series dividends, if any, that are derived from interest on certain United States obligations are generally not subject to the regular Minnesota personal income tax or the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Series who are individuals, estates, or trusts.

Minnesota Series distributions, including exempt-interest dividends, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. Minnesota Series distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations, and partnerships.

Except during temporary defensive periods or when acceptable investments are unavailable to the Minnesota Series, at least 80% of the value of the net assets of the Minnesota Series will be maintained in debt obligations which are exempt from federal income tax and Minnesota personal income tax. The Series intends to invest so that the 95% test described in the paragraphs above is met.


MISSOURI TAXES Dividends paid by the Missouri Series generally will be exempt from Missouri personal and corporate income tax to the extent that they are derived from interest on obligations of the State of Missouri or any of its political subdivisions or authorities or obligations issued by certain other government authorities (for example, U.S. territories). The portion of the Series dividends received by a shareholder that is exempt from Missouri personal or corporate income tax each year may be reduced by interest or other expenses in excess of $500 paid or incurred to purchase or carry shares of the Series or other investments producing income that is exempt from Missouri income tax. Dividends and distributions derived from the Series other investment income and its capital gains will be subject to Missouri personal and corporate income tax. Dividends and distributions paid by the Series, including dividends that are exempt from Missouri personal income tax as described above, may be subject to state taxes in states other than Missouri or to local taxes.

NEW JERSEY TAXES Dividends and distributions paid by the New Jersey Series will be exempt from New Jersey Gross Income Tax to the extent that they are derived from interest on obligations of the State of New Jersey or its political subdivisions or authorities or on obligations issued by certain other government authorities (for example, U.S. territories) or from capital gains derived from the disposition of such obligations, as long as at least 80% of the Series interest-bearing and discount obligations are such obligations, and the Series meets certain other investment and filing requirements. We intend to meet those requirements. As long as we meet those requirements, net gains or income derived from the disposition of shares of the New Jersey Series will not be subject to New Jersey Gross Income Tax. Dividends and distributions derived from the Series other investment income and capital gains will be subject to New Jersey Gross Income Tax.

Dividends and distributions from the New Jersey Series (including exempt-interest dividends and all distributions derived from capital gains) will be subject to the New Jersey corporation business (franchise) tax and the New Jersey corporation income tax if received by a corporation subject to such taxes and may be subject to state taxes in states other than New Jersey and to local taxes.


ANNUAL INFORMATION Information concerning the tax treatment of dividends and other distributions will be mailed annually to shareholders. Each Series will also provide annually to its shareholders information regarding the source of dividends and distributions of capital gains paid by that Series. You should consult your tax adviser regarding the treatment of those distributions and state and local taxes generally and any proposed changes thereto as well as the tax consequences of gains or losses from the redemption or exchange of our shares.


9    REDEMPTIONS

To obtain the proceeds of an expedited redemption of $50,000 or less, you or your representative with proper identification can telephone the Fund. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, recording all telephone redemptions and mailing the proceeds only to the named shareholder at the address appearing on the account registration.

If you do not qualify for the expedited procedures described above to redeem shares directly, send your request to Lord Abbett Tax-Free Income Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141) with signature(s) and any legal capacity of the signer(s) guaranteed by an eligible guarantor, accompanied by any certificates for shares to be redeemed and other required documentation. We will make payment of the net asset value of the shares on the date the redemption order was received in proper form. Payment will be made within three business days. The Fund may suspend the right to redeem shares for not more than three days (or longer under unusual circumstances as permitted by Federal law). If you have purchased Fund shares by check and subsequently submit a redemption request, redemption proceeds will be paid upon clearance of your purchase check, which may take up to 15 days. To avoid delays you may arrange for the bank upon which a check was drawn to communicate to the Fund that the check has cleared. Shares also may be redeemed by the Fund at net asset value through your securities dealer who, as an unaffiliated dealer, may charge you a fee. If your dealer receives your order prior to the close of the NYSE and communicates it to Lord Abbett, as our agent, prior to the close of Lord Abbetts business day, you will receive the net asset value of the shares being redeemed as of the close of the NYSE on that day. If the dealer does not communicate such an order to Lord Abbett until the next business day, you will receive the net asset value as of the close of the NYSE on that next business day.

Shareholders who have redeemed their shares have a one-time right to reinvest into another account having the identical registration in any of the Eligible Funds, at the then applicable net asset value of the shares being purchased, without the payment of a sales charge. Such reinvestment must be made within 60 days of the redemption and is limited to no more than the amount of the redemption proceeds.

Under certain circumstances and subject to prior written notice, our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares.


TAX-QUALIFIED   PLANS:  For  redemptions  of  $50,000  or  less,  follow  normal redemption procedures. Redemptions over $50,000 must be received by the Fund prior to, or concurrent with, the redemption request.


10   PERFORMANCE


Lord Abbett Tax-Free Income Fund completed fiscal 1995 on September 30 with net assets totaling $1.68 billion.

Each Series seeks to provide shareholders with high current tax-free income from a portfolio of high-quality municipal bonds. Following are some of the factors that were relevant to the Series performance over the past year, including market conditions and investment strategies pursued by the Funds management.

The past year has been one of extreme volatility in the fixed-income markets and particularly in the markets for municipal bonds. The Bond Buyer 40 Index, which measures yields on long-term municipal bonds, stood at 6.1% on September 30, 1995, after having been as high as 7.4% in November of 1994. While talk of tax reform has heightened investor concerns, the end result has been beneficial: tax-exempt securities have become less expensive relative to other securities. Presently, municipal bonds have an average yield that is more than 90% of the 30-year Treasury bond yield, indicating how attractive we believe the tax-exempt sector has become.

Lord Abbett continues to manage the portfolios risk from a total return perspective and believes that investors will benefit from our well-diversified, high-quality portfolios.


YIELD AND TOTAL RETURN. Yield, tax-equivalent yield and total return data may from time to time be included in advertisements about the Series. Yield is calculated by dividing each Series annualized net investment income per share during a recent 30-day period by the maximum offering price per share on the last day of that period. Tax-equivalent yield is calculated by dividing that portion of each Series yield (as determined above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of each Series yield that is not tax exempt. A Series yield and tax-equivalent yield reflect the deduction of the maximum initial sales charge and reinvestment of all income dividends and capital gains distributions. Total return for the one-, five- and ten-year periods represents the average annual compounded rate of return on an investment of $1,000 in each Series at the maximum public offering price. Total return also may be presented for other periods or based on investment at reduced sales charge levels or net asset value. Any quotation of total return not reflecting the maximum initial sales charge would be reduced if such sales charge were used. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. See Past Performance in the Statement of Additional Information for a more detailed discussion.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFER IS NOT AUTHORIZED OR IN WHICH THE PERSON MAKING SUCH OFFER IS NOT QUALIFIED TO DO SO OR TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER.

NO PERSON IS AUTHORIZED TO GIVE INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS OR IN SUPPLEMENTAL LITERATURE AUTHORIZED BY THE FUND, AND NO PERSON IS ENTITLED TO RELY UPON ANY INFORMATION OR REPRESENTATION NOT CONTAINED HEREIN OR THEREIN.

Comparison of change in value of a $10,000 investment in Lord Abbett Tax-Free Income Fund -- Minnesota Series, assuming reinvestment of all dividends and distributions, Lipper's Average of Minnesota tax-free funds and the Lehman Municipal Bond Index


          Fund at Net         Fund at Maximum     Shearson Lehman     Lipper's Average
Date      Asset Value         Offering Price      Municipal Bond      of Minnesota
                                                      Index           Tax-Free Funds
----      -----------         ---------------     ---------------     ----------------
12/27/94  $10,000             $ 9,520             $10,000             $10,000
9/30/95    11,022              10,493              11,281              11,541

Average Annual Total Return (3)
      Life of Fund
          4.90%

Comparison of change in value of a $10,000 investment in Lord Abbett Tax-Free Income Fund -- Hawaii Series, assuming reinvestment of all dividends and distributions, Lipper's Average of Hawaii tax-free funds and the Lehman Municipal Bond Index


          Fund at Net         Fund at Maximum     Shearson Lehman     Lipper's Average
Date      Asset Value         Offering Price      Municipal Bond      of Hawaii
                                                      Index           Tax-Free Funds
----      -----------         ---------------     ---------------     ----------------
10/28/91  $10,000             $ 9,520             $10,000             $10,000
9/30/92    10,905              10,382              10,947              10,830
9/30/93    12,634              12,028              12,341              12,189
9/30/94    11,934              11,360              12,044              11,791
9/30/95    13,163              12,531              13,392              12,841

Average Annual Total Return (3)
1 Year      Life of Fund
5.00%          5.93%

Comparison of change in value of a $10,000 investment in Lord Abbett Tax-Free Income Fund -- National Series, assuming reinvestment of all dividends and distributions, Lipper's Average of National tax-free funds and the Lehman Municipal Bond Index


          Fund at Net         Fund at Maximum     Shearson Lehman     Lipper's Average
Date      Asset Value         Offering Price      Municipal Bond      of National
                                                      Index           Tax-Free Funds
----      -----------         ---------------     ---------------     ----------------

9/30/85   $10,000             $ 9,525             $10,000             $10,000
9/30/86    12,370              11,781              14,897              12,284
9/30/87    12,274              11,692              14,974              12,062
9/30/88    14,257              13,579              16,918              13,703
9/30/89    15,566              14,827              18,387              14,885
9/30/90    16,511              15,727              19,637              15,677
9/30/91    18,661              17,773              22,226              17,687
9/30/92    20,671              19,689              24,549              19,497
9/30/93    23,684              22,559              27,677              22,052
9/30/94    22,348              21,286              27,010              21,203
9/30/95    24,546              23,379              30,032              23,394

Average Annual Total Return (3)
1 Year    5 Years   10 Years
4.70%     7.19%     8.86%

Comparison of change in value of a $10,000 investment in Lord Abbett Tax-Free Income Fund -- New York Series, assuming reinvestment of all dividends and distributions, Lipper's Average of New York tax-free funds and the Lehman Municipal Bond Index



          Fund at Net         Fund at Maximum     Shearson Lehman     Lipper's Average
Date      Asset Value         Offering Price      Municipal Bond      of New York
                                                      Index           Tax-Free Funds
----      -----------         ---------------     ---------------     ----------------
9/30/85   $10,000             $ 9,526             $10,000             $10,000
9/30/86    12,110              11,538              14,897              12,165
9/30/87    12,135              11,560              14,974              11,755
9/30/88    13,950              13,290              16,918              13,329
9/30/89    15,224              14,503              18,387              14,459
9/30/90    16,035              15,275              19,637              15,096
9/30/91    18,296              17,429              22,226              16,924
9/30/92    20,253              19,292              24,549              18,737
9/30/93    23,077              21,984              27,677              21,308
9/30/94    21,645              20,618              27,010              20,382
9/30/95    24,619              22,500              30,032              22,163

Average Annual Total Return (3)
1 Year    5 Years   10 Years
3.90%      6.99%     8.45%

Comparison of change in value of a $10,000 investment in Lord Abbett Tax-Free Income Fund -- Texas Series, assuming reinvestment of all dividends and distributions, Lipper's Average of Texas tax-free funds and the Lehman Municipal Bond Index



          Fund at Net         Fund at Maximum     Shearson Lehman     Lipper's Average
Date      Asset Value         Offering Price      Municipal Bond      of Texas
                                                      Index           Tax-Free Funds
----      -----------         ---------------     ---------------     ----------------
1/20/87   $10,000             $ 9,520             $10,000             $10,000
9/30/87     9,473               9,018               9,432               9,216
9/30/88    11,002              10,475              10,657              10,570
9/30/89    12,059              11,480              11,582              11,468
9/30/90    12,853              12,237              12,370              12,124
9/30/91    14,705              14,000              14,000              13,728
9/30/92    16,276              15,495              15,463              15,328
9/30/93    18,496              17,608              17,434              17,329
9/30/94    17,645              16,799              17,013              16,648
9/30/95    19,611              18,670              18,917              17,902

Average Annual Total Return (3)
1 Year    5 Years   Life of Fund
5.80%      7.77%     8.05%



Comparison of change in value of a $10,000 investment in Lord Abbett Tax-Free Income Fund -- New Jersey Series, assuming reinvestment of all dividends and distributions, Lipper's Average of New Jersey tax-free funds and the Lehman Municipal Bond Index



          Fund at Net         Fund at Maximum     Shearson Lehman     Lipper's Average
Date      Asset Value         Offering Price      Municipal Bond      of New Jersey
                                                      Index           Tax-Free Funds
----      -----------         ---------------     ---------------     ----------------
1/02/91   $10,000             $ 9,524             $10,000             $10,000
9/30/91    10,998              10,474              10,850              10,877
9/30/92    12,154              11,575              11,984              11,970
9/30/93    14,009              13,342              13,511              13,596
9/30/94    13,461              12,821              13,186              13,055
9/30/95    14,805              14,100              14,661              14,252

Average Annual Total Return (3)
1 Year      Life of Fund
4.60%         7.51%

Comparison of change in value of a $10,000 investment in Lord Abbett Tax-Free Income Fund -- Connecticut Series, assuming reinvestment of all dividends and distributions, Lipper's Average of Connecticut tax-free funds and the Lehman Municipal Bond Index



          Fund at Net         Fund at Maximum     Shearson Lehman     Lipper's Average
Date      Asset Value         Offering Price      Municipal Bond      of Connecticut
                                                      Index           Tax-Free Funds
----      -----------         ---------------     ---------------     ----------------

4/01/91   $10,000             $ 9,525             $10,000             $10,000
9/30/91    10,692              10,183              10,610              10,542
9/30/92    11,728              11,170              11,719              11,581
9/30/93    13,542              12,899              13,212              13,172
9/30/94    12,847              12,236              12,894              12,609
9/30/95    14,199              13,524              14,337              13,843

Average Annual Total Return (3)
1 Year      Life of Fund
5.30%          6.95%



Comparison of change in value of a $10,000 investment in Lord Abbett Tax-Free Income Fund -- Missouri Series, assuming reinvestment of all dividends and distributions, Lipper's Average of Missouri tax-free funds and the Lehman Municipal Bond Index



          Fund at Net         Fund at Maximum     Shearson Lehman     Lipper's Average
Date      Asset Value         Offering Price      Municipal Bond      of Missouri
                                                      Index           Tax-Free Funds
----      -----------         ---------------     ---------------     ----------------
5/31/91   $10,000             $ 9,525             $10,000             $10,000
9/30/91    10,546              10,044              10,378              10,359
9/30/92    11,756              11,196              11,463              11,384
9/30/93    13,378              12,741              12,923              12,948
9/30/94    12,679              12,075              12,612              12,397
9/30/95    13,973              13,307              14,023              13,630


Average Annual Total Return (3)
1 Year      Life of Fund
5.00%          6.82%




Comparison of change in value of a $10,000 investment in Lord Abbett Tax-Free Income Fund -- Washington Series, assuming reinvestment of all dividends and distributions, Lipper's Average of Washington tax-free funds and the Lehman Municipal Bond Index



          Fund at Net         Fund at Maximum     Shearson Lehman     Lipper's Average
Date      Asset Value         Offering Price      Municipal Bond      of Washington
                                                      Index           Tax-Free Funds
----      -----------         ---------------     ---------------     ----------------
4/15/92   $10,000             $ 9,520             $10,000             $10,000
9/30/92    10,647              10,136              10,608              10,546
9/30/93    12,278              11,689              11,959              11,926
9/30/94    11,584              11,028              11,671              11,372
9/30/95    12,798              12,183              12,977              12,344

Average Annual Total Return (3)
1 Year      Life of Fund
5.86%          5.10%

(1)Total return is the percent change in net asset value, after deduction of the maximum sales charge of 4.75%, with all dividends and distributions reinvested for the periods shown ending September 30, 1995 using the SEC-required uniform method to compute such return. A portion of the management fee has been waived.

(2)Data reflects the deduction of the maximum sales charge of 4.75%.

(3)Source: Lipper Analytical Services.

(4)Performance numbers for the Lehman Municipal Bond Index do not reflect transaction costs or management fees. An investor cannot invest directly in the Index. This Index is composed of municipal bonds from many different states and, therefore, it may not be valid to compare to a single-state municipal bond portfolio, such as those of the single-state Series.

UNDERWRITER AND INVESTMENT MANAGER
Lord, Abbett & Co.
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800

CUSTODIAN
The Bank of New York
48 Wall Street
New York, New York 10286

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
United Missouri Bank of Kansas City, N.A.
Tenth and Grand
Kansas City, Missouri 64141

SHAREHOLDER SERVICING AGENT
DST Systems, Inc.
P.O. Box 419100
Kansas City, Missouri 64141
800-821-5129

AUDITORS
Deloitte & Touche llp

COUNSEL Debevoise & Plimpton Printed in the U.S.A.
LATFI-1-296

LORD ABBETT


Statement of Additional Information                         February 1, 1996


                     Lord Abbett Tax-Free Income Fund, Inc.





This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord, Abbett & Co., The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated February 1, 1996.

Our Board of Directors has authority to create and classify shares of common stock in separate series, without further action by shareholders. To date, 40,000,000 shares of each of the Connecticut, Hawaii, Minnesota, Missouri, New Jersey, New York, Texas and Washington Series and 80,000,000 shares of the National Series have been authorized. Although no present plans exist, further series may be added in the future. The Investment Company Act of 1940, as amended, (the "Act") requires that where more than one series exists, each series must be preferred over all other series in respect of assets specifically allocated to such series.

Rule18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of the Rule.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-821-5129. In addition, you can make inquiries through your dealer.


                      TABLE OF CONTENTS                                    Page

                 1.     Investment Objective and Policies                    2
                 2.     Directors and Officers                               9
                 3.     Investment Advisory and Other Services11
                 4.     Portfolio Transactions                              12
                 5.     Purchases, Redemptions
                           and Shareholder Services                         13
                 6.     Taxes                                               18
                 7.     Risk Factors Regarding Investments
                        in Connecticut, Hawaii, Minnesota, Missouri,
                        New Jersey, New York, Texas,
                        Washington and Puerto Rico Municipal Bonds          19
                 8.     Past Performance                                    29
                 9.     Further Information About the Fund                  29
                 10.    Financial Statements                                30

                                       1.
                        Investment Objective and Policies

The Fund's investment objective and policies are described in the Prospectus on the cover page and under "How We Invest."

In addition to those policies described in the Prospectus, each Series is subject to the following investment restrictions which cannot be changed without approval of a majority of the outstanding shares of the Series. Each Series may not: (1)sell short or buy on margin (good faith deposits made in connection with entering into options and financial futures transactions are not deemed to be margin), although we may obtain short-term credit necessary for the clearance of purchases of securities; (2)buy or sell put, call, straddle or spread options, although we may buy, hold or sell options and financial futures;
(3)borrow money except as a temporary measure for extraordinary or emergency purposes and then not in excess of 5% of its gross assets (at cost or market value, whichever is lower) at the time of borrowing; (4)invest knowingly more than 10% of its net assets in illiquid securities (securities qualifying for resale under Rule144A that are determined by the Board of Directors, or by Lord Abbett under the Board's delegation, to be liquid are considered liquid securities); (5)act as underwriter of securities issued by others, except to the extent that in connection with the disposition of its portfolio securities it may be deemed to be an underwriter under federal securities laws; (6)make loans, except for the purchase of debt securities in which it may invest consistent with its investment objective and policies; (7)pledge, mortgage or hypothecate our assets except to secure permitted borrowings described in (3) above (neither a deposit required to enter into or to maintain municipal bond index futures contracts nor an allocation or segregation of portfolio assets to collateralize a position in such options or futures contracts is deemed to be a pledge, mortgage or hypothecation); (8)buy or sell real estate, including real estate mortgages in the ordinary course of its business, except that it may invest in marketable securities secured by real estate or interests therein;
(9)buy securities issued by any other open-end investment company except pursuant to a merger, acquisition or consolidation; (10)buy or sell oil, gas, or other mineral leases, commodities or commodity contracts (for this purpose options and financial futures contracts are not deemed to be commodities or commodity contracts; (11) with respect to the National Series, buy securities if the purchase would cause the Series to have more than 5% of its gross assets, at market value at the time of purchase, invested in securities of any one issuer, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"); (12)buy voting securities if the purchase would then cause it to own more than 10% of the outstanding voting stock of any one issuer; (13)own securities of an issuer if, to our knowledge, our officers and directors or partners of our investment adviser, who beneficially own more than 1/2 of 1% of the securities of that issuer, together own more than 5% of such securities; (14)invest more than 25% of its gross assets taken at market value in any one industry (except that each Series may invest more than 25% of such gross assets in tax-exempt securities); (15)buy securities from or sell them to our officers, directors, or employees, or to our investment adviser or to its partners and employees, other than capital stock of the Series or (16)issue senior securities as defined in the Act of (neither a purchase or sale of options nor a collateral arrangement with respect to either financial futures or the writing of options, all as discussed in the Prospectus and below, particularly under "Regulatory Restrictions" which refers to the asset coverage requirements of the Securities and Exchange Commission's Release No.IC-10666 is deemed to be the issuance of a senior security).

Notwithstanding restrictions 5, 9, 12 and 14 above, in the future, upon shareholder approval, each of the Series may seek to achieve its investment objective by investing all of its assets in another investment company (or series or class thereof) having the same investment objective. Shareholders will be notified thirty days in advance of such conversion. In the event the Fund creates other series or Series classes, shareholders of each Series will be able to exchange Series shares for shares of the other Fund series and/or Series classes.


While each of the Series may take short-term gains if deemed appropriate, normally the Series will hold securities in order to realize interest income exempt from federal income tax and, where applicable, its state's personal income tax, consistent with preservation of capital. For the year ended September 30, 1995, the portfolio turnover rates for the National, New York, Texas, New Jersey, Connecticut, Minnesota, Missouri, Hawaii and Washington Series were 225.39%, 105.62%, 108.00%, 133.11%, 54.19%, 121.41%, 58.17%, 70.64%
and 92.85%, respectively. For the year ended September30, 1994, the portfolio turnover rates for the National, New York, Texas, New Jersey, Connecticut, Minnesota, Missouri, Hawaii and Washington Series were 184.07%, 149.13%, 96.79%, 75.62%, 97.42%, 50.59%, 66.04% and 137.74%, respectively.


The liquidity of a Rule144A security will be a determination of fact for which the Board of Directors is ultimately responsible. However, the Directors may delegate the day-to-day function of such determinations to Lord Abbett, subject to the Directors' oversight. Examples of factors which the Directors may take into account with respect to a Rule144A security include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security and the nature of the security and of the marketplace (e.g., the time period needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Rule 144A securities may be considered illiquid in certain circumstances to the extent necessary to comply with applicable state law requirements.

Other Investment Restrictions (which can be changed without shareholder approval)

Pursuant to Texas regulations, no Series will invest more than 5% of its net assets in warrants or more than 2% in warrants not listed on the New York or American Stock Exchanges, except when they form a unit with other securities. As a matter of operating policy, no Series will invest more than 5% of its net assets in rights.

To the extent that any of the Series are sold in the State of California, such Series will conform to the requirements set forth in Rule260.140.85(b) of the California Code of Regulations with respect to futures and options transactions.

Municipal Bonds

In general, municipal bonds are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and Puerto Rico and by their political subdivisions, agencies and instrumentalities. Municipal bonds are issued to obtain funds for various public purposes, including the construction of bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. They may be used to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to lend to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term "municipal bonds" includes certain types of "private activity" bonds including industrial development bonds issued by public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain facilities for water supply, gas, electricity, or sewerage or solid waste disposal. Under the Tax Reform Act of 1986, as amended, substantial limitations have been imposed on new issues of municipal bonds to finance privately-operated facilities. The interest on municipal bonds generally is excludable from gross income for federal income tax purposes of most investors. The two principal classifications of municipal bonds are "general obligation" and limited obligation or "revenue bonds." General obligation bonds are secured by the pledge of the faith, credit and taxing power of the municipality for the payment of principal and interest. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. "Private activity" bonds, including industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the faith, credit or taxing power of the municipality. The credit quality of such municipal bonds usually is directly related to the credit standing of the user of the facilities. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

The yields on municipal bonds are dependent on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("Standard & Poor's") and Fitch Investors Service ("Fitch") represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.

Description of Four Highest Municipal Bond Ratings

Moody's describes its four highest ratings for municipal bonds as follows:

"Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well."

Standard & Poor's describes its four highest ratings for municipal bonds as follows:

"AAA: Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to and pay interest and repay principal is extremely strong.

AA: Debt rated ' AA' has a very strong capacity to pay interest and repay principals and differs from the highest rated issues only in small degree.

A: Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

Fitch describes its four highest ratings for municipal bonds as follows:

"AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and
AA  categories  are  not  significantly   vulnerable  to  foreseeable   future
developments, short-term debt to these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payments. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings."

Options and Financial Futures Transactions

General. Each Series may engage in options and financial futures transactions in accordance with its investment objective and policies. Although none of the Series are currently employing such options and financial futures transactions, and have no current intention of doing so, each may engage in such transactions in the future if it appears advantageous to the Series to do so, in order to hedge against the effects of fluctuating interest rates and other market conditions or to stabilize the value of the Series' assets. The use of options and financial futures, and possible benefits and attendant risks, are discussed below, along with information concerning certain other investment policies and techniques.

Financial Futures Contracts. Each Series may enter into financial futures contracts for the future delivery of a financial instrument, such as a security or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or market conditions which otherwise might adversely affect the value of securities which a Series holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery in the case of fixed-income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written. A Series will not enter into any futures contracts or options on futures contracts if the aggregate of the market value of the outstanding futures contracts of the Series and futures contracts subject to the outstanding options written by the Series would exceed 50% of the total assets of the Series.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases, a party will close out the contractual commitment before delivery without having to make or take delivery of the security by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. The Series will incur brokerage fees when they purchase or sell contracts and will be required to maintain margin deposits. At the time a Series enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce a Series' return. Futures contracts entail risks. If the investment adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. The degree of difference in price movements between futures contracts and the securities being hedged depends upon such things as variations in speculative market demand for futures contracts and debt securities and differences between the securities being hedged and the securities underlying the futures contracts, e.g., interest rates, tax status, maturities and creditworthiness of issuers. While interest rates on taxable securities generally move in the same direction as the interest rates on municipal bonds, there are frequently differences in the rate of such movements and temporary dislocations. Accordingly, the use of a financial futures contract on a taxable security or a taxable securities index may involve a greater risk of an imperfect correlation between the price movements of the futures contract and of the municipal bond being hedged than when using a financial futures contract on a municipal bond or a municipal bond index. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship could result. Price distortions also could result if investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, margin requirements in the futures market are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the investment adviser still may not result in a successful hedging transaction. If any of these events should occur, a Series could lose money on the financial futures contracts and also on the value of its portfolio securities.

Options on Financial Futures Contracts. Each Series may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. A Series would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. Options on futures contracts involve risks similar to the risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Series may expire worthless, in which case the Series would lose the premium paid therefor.

Options on Securities. Each Series may write (sell) covered call options on securities so long as it owns securities which are acceptable for escrow purposes and may write secured put options on securities, which means that, so long as a Series is obligated as a writer of a put option, it will invest an amount not less than the exercise price of the put option in eligible securities. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price during the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. A Series may write or purchase spread options which are options for which the exercise price may be a fixed- dollar spread or yield spread between the security underlying the option and another security it does not own, but which is used as a benchmark. The exercise price of an option may be below, equal to, or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows a Series to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times a Series might like to establish a position in securities upon which call options are available. By purchasing a call option, the Series is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market because the Series is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

During the option period, the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the covered call option writer has to sell the underlying security because of the exercise of the call option, the writer realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

If a secured put option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option, minus the premium received.

Over-the-Counter Options. As indicated in the Prospectus, each Series may deal in over-the-counter traded options ("OTC options"). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation and there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event, the Series may experience material losses. However, in writing options, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Since there is no exchange, pricing normally is done by reference to information from market makers, which information is carefully monitored by the Series' investment adviser and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any given time. Consequently, a Series may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Series writes an OTC option, generally it can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Series originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The Fund understands the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Fund and its investment adviser disagree with this position and believe that the dealers with which they intend to engage in OTC options transactions generally are agreeable to and capable of entering into closing transactions. The Fund has adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of a Series' portfolio. A brief description of such procedures is set forth below.

The Series only will engage in OTC options transactions with dealers that have been specifically approved by the Board of Directors of the Fund. The Series and their investment adviser believe that such dealers present minimal credit risks to the Series and, therefore, should be able to enter into closing transactions if necessary. The Series currently will not engage in OTC options transactions if the amount invested by the Series in OTC options plus a "liquidity charge" related to OTC options written by the Fund, plus the amount invested by the Fund in illiquid securities, would exceed 10% of the Fund's net assets. The "liquidity charge" referred to above is computed as described below.

The Fund anticipates entering into agreements with dealers to which the Series sell OTC options. Under these agreements a Series would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow a Series to repurchase a specific OTC option written by the Series, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

Options on Securities Indices. Each Series also may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Series owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Series can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities which a Series owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, the Series bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

When a Series writes an option on a securities index, it will be required to deposit with its custodian and mark-to-market eligible securities equal in value to at least 100% of the exercise price in the case of a put or the contract value in the case of a call. In addition, where a Series writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Series will segregate and mark to market cash or cash equivalents equal in value to such excess until the option expires or is closed out.

Options on futures contracts and index options involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Series may expire worthless, in which case the Series would lose the premium paid therefor.

Delayed Delivery Transactions. Each Series may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by the Series to purchase or sell securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Series at the time of entering into the transaction. When a Series enters into a delayed delivery purchase, it becomes obligated to purchase securities and it has all the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed- income securities to be delivered in the future will fluctuate as interest rates vary. At the time the Series makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time the Series makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Series, generally, have the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security.

To the extent the Series engage in when-issued or delayed delivery purchases, they will do so for the purpose of acquiring portfolio securities consistent with the Series' investment objectives and policies and not for investment leverage or to speculate in interest rate changes. The Series only will make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Series reserve the right to sell these securities before the settlement date if deemed advisable.

Regulatory Restrictions. To the extent required to comply with Securities and Exchange Commission Release No.IC-10666, when purchasing a futures contract, writing a put option or entering into a delayed delivery purchase, each Series will maintain, in a segregated account, cash or liquid high-grade debt securities equal to the value of such contracts.

To the extent required to comply with  Commodities  Futures  Trading  Commission
Regulation4.5 and thereby avoid "commodity pool operator" status, no Series will enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by the Series plus premiums paid by it for open options on futures would exceed 5% of the Series' total assets. A Series will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Series holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts at all times will not exceed the sum of: (1) accrued profits on such contracts held by the broker; (2) cash or high-quality money market instruments set aside in an identifiable manner and
(3) cash proceeds from investments due within 30 days.

                                       2.
                             Directors and Officers

The following directors are partners of Lord Abbett, The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. They have been associated with Lord Abbett for over five years and are also officers and/or directors or trustees of the fifteen other Lord Abbett-sponsored funds, except for Lord Abbett Research Fund, Inc., of which only Messrs. Lynch and Dow are directors. They are "interested persons" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Ronald P.Lynch, age 60, Chairman
Robert S. Dow, age 50, President
E. Wayne Nordberg, age 59 Vice President

The following outside directors are also directors or trustees of the fifteen other Lord Abbett-sponsored funds referred to above except for Lord Abbett Research Fund, Inc., of which only Messrs. Millican and Neff are directors.

E. Thayer Bigelow
Time Warner Cable
300 First Stamford Place
Stamford, Connecticut

President and Chief Executive Officer of Time Warner Cable Programming, Inc. Formerly President and Chief Operating Officer of Home Box Office, Inc. Age 54.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon.  Age 65.

John C. Jansing 162 S. Beach Road Hobe Sound,  Florida
Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 70.

C. Alan MacDonald
The Marketing Partnership, Inc.
27 Signal Road
Stamford, Connecticut

General Partner, The Marketing Partnership, Inc., a full service marketing consulting firm. Formerly President & CEO of Nestl Foods Corp, and prior to that, President & CEO of Stouffer Foods Corp., both subsidiaries of Nestl SA, Switzerland. Currently serves as Director of Den West Restaurant Co., J. B. Williams, and Fountainhead Water Company. Age 62.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company.  Age 67.

Thomas J. Neff
Spencer Stuart & Associates
277 Park Avenue
New York, New York

President of Spencer Stuart & Associates, an executive search consulting firm. Age 58.

The second column of the following table sets forth the compensation accrued for the Fund's outside directors. The third and fourth columns set forth information with respect to the retirement plan for outside directors maintained by the Lord Abbett-sponsored funds. The fifth column sets forth the total compensation payable by such funds to the outside directors. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.



                                 For the Fiscal Year Ended September 30, 1995
         (1)                  (2)                  (3)                    (4)                      (5)
                                               Pension or             Estimated Annual       For Year Ended
                                               Retirement Benefits    Benefits Upon          December 31, 1995
                                               Accrued by the         Retirement Proposed    Total Compensation
                           Aggregate           Fund and               to be Paid by the      Accrued by the Fund and
                           Compensation        Fifteen Other Lord     Fund and Fifteen       Fifteen Other Lord
                           Accrued by          Abbett-sponsored       Other Lord Abbett-     Abbett-sponsored
Name of Director           the Fund1           Funds                  sponsored Funds2       Funds3

E. Thayer Bigelow4         $4,970              $9,772                 $33,600                $ 8,400

Stewart S. Dixon           $5,696              $22,472                $33,600                $ 4,300

John C. Jansing            $5,721              $28,480                $33,600                $42,500

C. Alan MacDonald          $5,692              $27,435                $33,600                $41,500

Hansel B. Millican, Jr.    $5,691              $24,707                $33,600                $41,750

Thomas J. Neff             $5,594              $16,126                $33,600                $41,200


1. Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on net assets of each fund. A portion of the fees payable by the Fund to its outside directors are being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors. The amounts of the aggregate compensation payable by the Fund for the fiscal year ended September 30, 1995 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments through the end of such year, were as follows: Mr. Bigelow, $5,261; Mr. Dixon, $48,641; Mr. Jansing, $52,388; Mr. MacDonald, $31,222; Mr. Millican, $52,823 and
Mr. Neff, $53,041.

2. Each Lord Abbett-sponsored fund has a retirement plan providing that outside directors will receive annual retirement benefits for life equal to 80% of their final annual retainers following retirement at or after age 72 with at least 10 years of service. Each plan also provides for a reduced benefit upon early retirement under certain circumstances, a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits. The amounts stated would be payable annually under such retirement plans if the director were to retire at age 72 and the annual retainers payable by such funds were the same as they are today. The amounts accrued in column 3 were accrued by the Lord Abbett-sponsored funds during the fiscal year ended September 30, 1995 with respect to the retirement benefits in column 4.

3. This column shows aggregate compensation, including director's fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1995.

4. Mr. Bigelow was elected a director of the Fund on October 19, 1994.


Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Allen, Carper, Cutler, Dow, Henderson, Morris, Nordberg and Walsh are partners of Lord Abbett; the others are employees: Zane Brown, age 45; Barbara A. Grummel, age 39; John Mousseau, age 40 (with Lord Abbett since 1993 - formerly First Vice President, Shearson Lehman Brothers), Executive Vice President; Philip Fang, age 30 (with Lord Abbett since 1993 - formerly Municipal Evaluator for Muller & Co.), Executive Vice President; Kenneth B. Cutler, age 63, Vice President and Secretary; Stephen I. Allen, age 42; Daniel E. Carper, age 44; Robert S. Dow, age 50; Thomas S. Henderson, age 63; Robert G. Morris, age 51, E. Wayne Nordberg, age 59; John J. Gargana, Jr., age 64; Paul A. Hilstad, age 53 (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.); Thomas F. Konop, age 53; Victor W. Pizzolato, age 63; John J. Walsh, age 58, Vice Presidents; and Keith F. O'Connor, age 40, Treasurer.


The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting.When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Fund.


As of January 1, 1996, our officers and directors as a group owned less than 1% of our outstanding shares.



                                       3.
                     Investment Advisory and Other Services


As described under "Our Management" in the Prospectus, Lord Abbett is the Fund's investment manager. The nine general partners of Lord Abbett, all of whom are officers and/or directors of the Fund, are: Stephen I. Allen, Daniel E. Carper, Kenneth B. Cutler, Robert S. Dow, Thomas S. Henderson, Ronald P. Lynch, Robert
G. Morris, E. Wayne Nordberg and John J. Walsh. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, NewYork 10153-0203.


The services performed by Lord Abbett are described under "Our Management" in the Prospectus. Under the Management Agreements described in the Prospectus, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets of each Series for each month, at the annual rate of .5 of 1%. In addition, we pay all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses; outside directors' fees and expenses; association membership dues; legal and auditing fees; taxes; transfer and dividend disbursing agent fees; shareholder servicing costs; expenses relating to shareholder meetings; expenses of preparing, printing and mailing stock certificates and shareholder reports; expenses of registering our shares under federal and state securities laws; expenses of preparing, printing and mailing prospectuses to existing shareholders; insurance premiums and brokerage and other expenses connected with executing portfolio transactions.


For the fiscal years ended September 30, 1993 ,1994 and 1995, the management fees paid to Lord Abbett for the National Series amounted to $3,127,152, $3,480,257 and $3,174,906 respectively, and for the New York Series $1,718,608, $1,831,676 and $1,645,366, respectively.

Although not obligated to do so, Lord Abbett has waived or may waive all or part of its management fees and has assumed or may assume other expenses of the Connecticut, Hawaii, Minnesota, Missouri, New Jersey, Texas and Washington Series. For the fiscal years ended September 30, 1993, 1994 and 1995, Lord Abbett waived $699,078, $615,642 and $283,466 in New Jersey Series management fees. For the fiscal years September 30, 1993, 1994 and 1995, Lord Abbett waived $385,097, $400,148 and $249,916, of the Texas Series' management fees, respectively. For the fiscal years ended September 30, 1993, 1994 and 1995, the management fees paid to Lord Abbett by the Texas Series amounted to $98,172, $134,767 and $250,500, respectively.

With respect to the Connecticut Series, for the fiscal years ended September 30, 1993, 1994 and 1995, Lord Abbett waived $362,661, $381,757 and $480,744, respectively, in management fees. With respect to the Missouri Series, for the fiscal years ended September 30, 1993, 1994 and 1995, Lord Abbett waived $374,551, $364,906 and $188,122, respectively, in management fees.

For the fiscal year ended September 30, 1994 the management fees paid to Lord Abbett by the Series indicated were $324,732 (New Jersey), $137,767 (Texas), $131,324 (Connecticut), $218,967 (Missouri), $38,975 (Hawaii) and $94,261
(Washington).

For the fiscal years ended September 30, 1993, 1994 and 1995, Lord Abbett waived $348,988, $433,616 and $256,798, respectively, in Hawaii Series' management fees. Lord Abbett may pay or reimburse the Hawaii Series for certain of its other expenses. Any such expenses have been repaid to Lord Abbett by the Hawaii Series pursuant to a formula based on the expense ratio of the Hawaii Series. For the fiscal year ended September 30, 1993, 1994 and 1995, Lord Abbett waived $298,656, $313,694 and $109,631, respectively, in Washington Series' management fees. Lord Abbett may pay or reimburse the Washington Series for certain of its other expenses. Any such expenses have been repaid to Lord Abbett by the Washington Series pursuant to a formula based on the expense ratio of the Washington Series. For the period December 27, 1994 through September 30, 1995, Lord Abbett waived all management fees and subsidized expenses with respect to the Minnesota Series.


Lord Abbett has given the Fund the right to use the identifying name "Lord Abbett" and this right may be withdrawn if Lord Abbett ceases to be the Fund's investment manager.

Lord Abbett serves as the principal underwriter for each Series.

The State of California limits our operating expenses (including management fees but excluding taxes, interest, extraordinary expenses and brokerage commissions) to 2 1/2% of average annual net assets up to $30,000,000, 2% of the next $70,000,000 of such assets and 1 1/2% of such assets in excess of $100,000,000. The expense limitation is a condition of the registration of investment company shares for sale in the State, and applies so long as our shares are registered for sale in that state. Lord Abbett's management fee will be allocated to each Series based on average daily net assets, and any expense reimbursement will be credited to the Series whose expenses exceeded the limitation. Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent auditors of the Fund and must be approved at least annually by our Board of Directors to continue in such capacity. They perform audit services for the Fund including the audit of financial statements included in our annual report to shareholders.


The Bank of New York, 40 Wall Street, New York, NewYork 10268, serves as the Fund's custodian.


                                       4.
                             Portfolio Transactions

Purchases and sales of portfolio securities usually will be principal transactions and normally such securities will be purchased directly from the issuer or from an underwriter or purchased from or sold to a market maker for the securities. Therefore, the Fund usually will pay no brokerage commissions on such transaction. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from or sales to dealers serving as market makers will include a dealer's markup or markdown. Principal transactions, including riskless principal transactions, are not afforded the protection of the safe harbor in
Section 28 (e) of the Securities Exchange Act of 1934.

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including dealer markups and markdowns and any brokerage commissions. This policy governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services.Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett.These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett.They are responsible for the negotiation of prices and any commissions.

We may pay a brokerage commission on the purchase or sale of a security that could be purchased from or sold to a market maker if our net cost of the purchase or the net proceeds to us of the sale are at least as favorable as we could obtain on a direct purchase or sale. Brokers who receive such commissions may also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases and may include the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.


During the fiscal years ending September 30, 1993, 1994 and 1995, we paid no commissions to independent dealers.


                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds.Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

Information  concerning  how we value our shares for the purchase and redemption
of  our  shares  is  described  in  the   Prospectus   under   "Purchases"   and
"Redemptions", respectively.

As disclosed in the Prospectus, we calculate our net asset value and are otherwise open for business on each day that the NYSE is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The maximum offering prices of our shares on September 30, 1995 were computed as follows:


                                                National     New York       Texas      Connecticut
                                                Series       Series         Series     Series

Net asset value per
share (net assets divided by shares
outstanding).....................................$11.00        $10.85       $10.05       $10.12

Maximum offering
price per share (net asset value
divided by .9525)................................$11.55        $11.39       $10.55       $10.62


                                             Missouri     Minnesota    New Jersey    Hawaii      Washington
                                               Series        Series        Series     Series         Series

Net asset value per
share (net assets divided by shares
outstanding)....................................$5.08       $5.01        $5.14        $4.91       $4.91

Maximum offering
price per share (net asset value
divided by .9525)...............................$5.33       $5.26        $5.40        $5.15       $5.15

The Fund has entered into a distribution agreement with Lord Abbett under which Lord Abbett is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett's judgment, a substantial distribution can be obtained by reasonable efforts.

For our last three fiscal years, Lord Abbett as our principal underwriter received net commissions after allowance of a portion of the sales charge to independent dealers as follows:

                                   Year Ended                Year Ended                 Year Ended
                                   Sept. 30, 1995            Sept. 30, 1994             Sept. 30, 1993


Gross sales charge                  $4,116,912                $9,325,629                 $15,646,506

Amount allowed
to dealers                          $3,599,701                $8,113,864                 $13,527,446

Net Commissions received
by Lord Abbett                      $   517,211               $1,211,765                 $  2,119,060


As described in the Prospectus, each Series has adopted a Distribution Plan and Agreement (a "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. With respect to the Washington and Minnesota Plan, as described in the Prospectus, the Plan must reach a specific asset level before becoming effective. In adopting a Plan for each Series and in approving its continuance, the Board of Directors has concluded that, based on information provided by Lord Abbett, there is a reasonable likelihood that each Plan will benefit each Series and its shareholders. The expected benefits include greater sales, lower redemptions of Series shares and a higher quality of service to shareholders by dealers than otherwise would be the case. Lord Abbett is required to use all amounts received under each Plan for payments to dealers for
(i) providing continuous services to the Series' shareholders, such as answering shareholder inquiries, maintaining records and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Series.


The fees payable under the Plans are described in the Prospectus. For the fiscal year ended September 30, 1995 fees paid to dealers were as follows: National Series $1,534,899; New York Series $772,287; Texas Series $245,211; New Jersey Series $486,294; Connecticut Series $271,196; Missouri Series $303,291 and Hawaii Series $234,262. Each Plan requires the Board of Directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Board of Directors and of the directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on the Plan and agreements. No Plan may be amended to increase materially the amount spent for distribution expenses without approval by a majority of the outstanding voting securities of the Plan's Series and the approval of a majority of the directors, including a majority of the outside directors. Each Plan may be terminated at any time by vote of a majority of the outside directors or by vote of the holders of a majority of the outstanding voting securities of that Plan's Series.


As stated in the Prospectus, a 1% contingent deferred reimbursement charge ("CDRC") is imposed with respect to those shares (or shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a Series has paid the one-time 1% 12b-1 sales distribution fee if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

No CDRC is payable on redemptions by tax qualified plans under section 401 of the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants. The CDRC is received by a Series and is intended to reimburse all or a portion of the amount paid by a Series if the shares are redeemed before a Series has had an opportunity to realize the anticipated benefits of having a large, long-term shareholder account in a Series. Shares of a fund or series on which such 1% sales distribution fee has been paid may not be exchanged into a fund or series with a Rule 12b-1 plan for which the payment provisions have not been in effect for at least one year.

The other Lord Abbett-sponsored funds and series which participate in the Telephone Exchange Privilege (except Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF") and certain series of the Fund and Lord Abbett Tax-Free Income Trust for which a Rule12b-1 Plan is not yet in effect (collectively, the "Series")) have instituted a CDRC on the same terms and conditions. No CDRC will be charged on an exchange of shares between Lord Abbett funds. Upon redemption of shares out of the Lord Abbett family of funds, the CDRC will be charged on behalf of and paid to the fund in which the original purchase (subject to a CDRC) occurred. Thus, if shares of a Lord Abbett fund are exchanged for shares of another such fund and the shares tendered ("Exchanged Shares") are subject to a CDRC, the CDRC will carry over to the shares being acquired, including GSMMF ("Acquired Shares"). Any CDRC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although GSMMF and the Series will not pay a 1% sales distribution fee on $1 million purchases of their own shares, and will therefore not impose their own CDRC, GSMMF will collect the CDRC on behalf of other Lord Abbett funds. Acquired shares held in GSMMF which are subject to a CDRC will be credited with the time such shares are held in that fund.

In no event will the amount of the CDRC exceed 1% of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDRC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund paid a 1% sales distribution fee on issuance (including shares acquired through reinvestment of dividend income and capital gains distributions) or
(iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred. In determining whether a CDRC is payable, (a) shares not subject to the CDRC will be redeemed before shares subject to the CDRC and (b) of shares subject to a CDRC, those held the longest will be the first to be redeemed.

Under the terms of the Statement of Intention to invest $50,000 or more over a 13-month period as described in the Prospectus, shares of Lord Abbett-sponsored funds (other than shares of Lord Abbett Equity Fund ("LAEF"), Lord Abbett Series Fund ("LASF"), Lord Abbett Research Fund if not offered to the general public ("LARF"), and GSMMF, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a sales charge or from a fund in the Lord Abbett Counsel Group) currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment.Shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement is not completed.The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, and GSMMF, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end sales charge or from Lord Abbett Counsel Group) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge.

As stated in the Prospectus, our shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms " directors" and "employees of Lord Abbett" also include other family members and retired directors and employees.

Our shares also may be  purchased  at net asset value (a) at $1 million or more,
(b) with dividends and distributions from other Lord Abbett-sponsored funds, except for LARF, LAEF, LASF and Lord Abbett Counsel Group, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett in accordance with certain standards approved by Lord Abbett, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, and (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett or such funds on a continuing basis and are familiar with such funds. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett and/or the Fund has business relationships.

Our shares also may be purchased at net asset value, subject to appropriate documentation, through a securities dealer where the amount invested represents redemption proceeds from shares ("Redeemed Shares") of a registered open-end management investment company not distributed or managed by Lord Abbett (other than a money market fund), if such redemption has occurred no more than 60 days prior to the purchase of our shares, the Redeemed Shares were held for at least six months prior to redemption and the proceeds of redemption were maintained in cash or a money market fund prior to purchase. Purchasers should consider the impact, if any, of contingent deferred sales charges in determining whether to redeem shares for subsequent investment in our shares. Lord Abbett may suspend, change or terminate this purchase option at any time. Our shares may be issued at net asset value in exchange for the assets, subject to possible tax adjustment, of a personal holding company or an investment company. There are economies of selling efforts and sales-related expenses with respect to offers to these investors and those referred to above.

The Prospectus briefly describes the Telephone Exchange Privilege.You may exchange some or all of your shares for those of Lord Abbett-sponsored funds currently offered to the public with a sales charge and GSMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging.In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds have the same right to exchange their shares for the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF (unless a sales charge was paid on the initial investment). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except LASF which offers its shares only in connection with certain variable annuity contracts, LAEF which is not issuing shares, LARF and Lord Abbett Counsel Group.

A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares.Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts.At least 30 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

The Systematic Withdrawal Plan (the "SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000.Lord Abbett prototype retirement plans have no such minimum. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals.Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment.Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000.The SWP may be terminated by you or by us at any time by written notice.

The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations.Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans.The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                      Taxes

Each Series will be treated as a separate entity for federal income tax purposes. As a result, the status of each Series as a regulated investment company is determined separately by the Internal Revenue Service.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund may not be deductible, in whole or in part, for federal, or for state or personal income tax purposes. Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of acquiring or carrying shares of the Fund even though the borrowed funds may not be directly traceable to the purchase of shares.

Our shares may not be an appropriate investment for "substantial users" of facilities financed by industrial development bonds or persons related to such "substantial users." Such persons should consult their tax advisers before investing in shares of the Fund.

Certain financial institutions, like other taxpayers, may be denied a federal income tax deduction for the amount of interest expense allocable to an investment in the Fund and the deduction for loss reserves available to property and casualty insurance companies may be reduced by a specified percentage as a result of their investment in the Fund. The value of any shares redeemed by the Fund or repurchased or otherwise sold may be more or less than your tax basis at the time the redemption, repurchase or sale is made. Any gain or loss generally will be taxable for federal income tax purposes. Any loss realized on the sale, redemption or repurchase of Fund shares held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gains distribution received with respect to such shares. Moreover, shareholders will not be allowed to recognize for tax purposes any capital loss realized on the redemption or repurchase of Fund shares which they have held for six months or less to the extent of any tax-exempt distributions received on the shares. Losses on the sale of stock or securities are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

Each Series will be subject to a 4% nondeductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise taxes.

Limitations imposed by the Internal Revenue Code of 1986, as amended, on regulated investment companies may restrict the Fund's ability to engage in the options and financial futures transactions discussed above or in other investment techniques and practices. Moreover, in order to continue to qualify as a regulated investment company for federal income tax purposes, each Series may be required in some circumstances to defer closing out options or futures contracts that might otherwise be desirable to close out. State law may restrict a Series' ability to engage in the options and financial futures transactions discussed above. A current interpretation of New Jersey law issued by the New Jersey Department of the Treasury would preclude the New Jersey Series from engaging in some or all of the options and financial futures transactions discussed above. Each Series may engage in such transactions to the extent they currently are or become permissible under applicable state law.

Except as discussed in the Prospectus, the receipt of dividends from the Series may be subject to tax under laws of state or local tax authorities. You should consult your tax adviser on state and local tax matters.

                                       7.
                       Risk Factors Regarding Investments
       in Connecticut, Hawaii, Minnesota, Missouri, New Jersey, New York,
                Texas, Washington and Puerto Rico Municipal Bonds


The following information is a summary of special factors affecting the states and territory indicated. It does not purport to be complete or current and is based upon information and judgments derived from public documents relating to such states and territory and other sources. The Fund has not verified any of this data.

Connecticut Bonds


Connecticut is a mature and highly developed State located in proximity to significant centers of consumer and industrial activity. During the 1980s and until 1993, unemployment rates generally have stayed at or below the national figures. Personal income has exceeded regional and national levels. However, while the State has a high level of personal income, large gaps exist between the low figure for its largest cities and the remainder of the State.

Connecticut's economy is diverse, with manufacturing, services and trade accounting for approximately 70% of total nonagricultural employment. Manufacturing employment has been on a downward trend since the mid-1980's while non-manufacturing employment has risen significantly. Rapid relative growth in the non-manufacturing sector as compared to the manufacturing sector is a trend that is in evidence nationwide and reflects the increased importance of the service industry. From 1985 to 1994, manufacturing employment in the State declined 30.1%. Non-manufacturing employment rose slightly over the same period, particularly in the services, trade and finance sectors, continuing a growth trend begun in the early 1970's. The State's manufacturing sector is diversified, with transportation equipment (primarily aircraft engines, helicopters and submarines) the dominant industry, followed by non-electrical machinery, fabricated metal products and electrical equipment.


Because of the important role of defense-related businesses in the State, changes in military appropriations enacted by the United States Congress will disproportionately affect the State's economy.


Connecticut has no constitutional or other organic limit on its power to issue obligations or incur indebtedness other than that it may only borrow for public purposes. In 1991, legislation was enacted providing that no indebtedness payable from General Fund tax receipts of the State shall be authorized by the General Assembly, except as shall not cause the aggregate amount of (1) the total amount of indebtedness payable from General Fund tax receipts authorized by the General Assembly but which have not been issued and (2) the total amount of such indebtedness which has been issued and remains outstanding (with certain exceptions), to exceed 1.6 times the total estimated General Fund tax receipts of the State for the fiscal year in which any such authorization will become effective, as estimated for such fiscal year by the joint standing committee of the General Assembly having cognizance of finance, revenue and bonding.

During the period from 1991 through 1995, the State's gross direct debt and net direct debt increased by 40%. In addition, the State has a significant amount of authorized but unissued direct general obligation indebtedness and has limited or contingent liability on substantial additional amounts. Operating deficits aggregating approximately $1,068 million were incurred in the fiscal years ended June 30, 1990 and 1991, which were financed primarily by Economic Recovery Notes. Operating surpluses aggregating approximately $323 million were incurred in the fiscal years ended June 30, 1992 through 1995. These surpluses have been used for debt services, including retirement of Economic Recovery Notes.

On November 3, 1992, Connecticut voters approved a constitutional amendment which requires a balanced budget for each year and imposes a cap on the growth of expenditures. The General Assembly is required by the constitutional amendment to adopt by three-fifths vote certain spending cap definitions, which has not yet occurred. Accordingly, the 1995-96 budget complies with the current statutory spending cap definitions enacted in 1991. The statutory spending cap limits the growth of expenditures to either (1) the average of the annual increase in personal income in the State for each of the preceding five years or
(2) the increase in the consumer price index for urban consumers during the preceding twelve-month period, whichever is greater. Expenditures for the payment of bonds, notes and other evidences of indebtedness are excluded from the constitutional and statutory definitions of general budget expenditures.


Several tax reduction measures were adopted during the 1995 legislative session; the 1995-96 budget also reflects significant reductions in expenditures from current service levels.

Hawaii Bonds

The Constitution of the State of Hawaii empowers the issuance of four types of bonds. They are:


1. General obligation bonds (all bonds for the payment of the principal and interest for which the full faith and credit of the State or a political subdivision are pledged and, unless otherwise indicated, including reimbursable general obligation bonds);


2. Bonds issued under special improvements statutes;

3. Revenue bonds (all bonds payable from revenues, or user taxes, or any combination of both, of a public undertaking, improvement, system or loan program); and

4. Special purpose revenue bonds (all bonds payable from rental or other payments made or any issuer by a person pursuant to contract). Such bonds shall only be authorized or issued to finance manufacturing, processing or industrial enterprise facilities, utilities serving the general public, health care facilities provided to the general public by not-for-profit corporations or low and moderate income governmental housing programs.


All bonds other than special purpose revenue bonds may be authorized by a majority vote of the members of each House of the Hawaii Legislature. Special purpose revenue bonds may be authorized by two-thirds vote of the members of each House of the Hawaii Legislature.


The Hawaii Constitution contains a limitation on issuance of State general obligation bonds which is the amount of bonds outstanding that would cause the debt service (principal and interest) payable on such bonds (either the higher of the current or projected debt service), to exceed 181/2% of the average of the general fund revenues of Hawaii in the three fiscal years immediately preceding such issuance (general fund revenue excludes grants from the federal government and receipts in reimbursement of any indebtedness excluded in computing the total State debt). This limitation on the power of the State to incur indebtedness applies only to the issuance of general obligation bonds, is computed at the time of issuance and includes only issued, outstanding and proposed to be issued general obligation bonds.


General Information. Through 1994, total personal income in Hawaii has continued to grow, as has per capita personal income although the rate of growth for both has slowed in recent years. Unemployment increased in 1994 to 6.2%, approximately the national average. In general, the State's economy has remained stable with increases in retail sales but decreases in construction and tourism. Recent years have seen an increase in diversified agricultural sales, particularly in growing and exporting papayas, macadamia nuts, and nursery products. Hurricane Iniki passed directly over the island of Kauai on November 11, 1992, causing damage estimated at over $1.7 billion. On July 1, 1995, the Hawaii legislature authorized the issuance of $600 million in general obligation bonds for the Hawaiian Hurricane Relief Fund.


Minnesota Bonds


Diversity   and  a   significant   natural   resource  base  are  two  important
characteristics of Minnesota's economy. When viewed in 1994 at a highly aggregative level of detail, the structure of the State's economy parallels the structure of the United States economy as a whole. State employment in 10 major sectors was distributed in approximately the same proportions as national employment. Some unique characteristics in the State's economy were apparent in employment concentrations in industries that comprise the durable goods manufacturing categories. In the durable goods industries, the State's employment in 1994 was highly concentrated in the industrial machinery, instrument and miscellaneous categories. Of particular importance is the industrial machinery category in which 32.6% of the State's durable goods employment was concentrated in 1994, as compared to 19.0% for the United States as a whole. The emphasis is partly explained by the location in the state of Unisys, IBM, Cray Research, and other computer equipment manufacturers which are included in the industrial machinery classification.

The importance of the State's rich resource base for overall employment is apparent in the employment mix in the non-durable goods industries. In 1994, 29.0% of the State's non-durable goods employment was concentrated in food and kindred industries, and 18.6% in paper and allied industries. This compares to 21.4% and 8.8%, respectively, for comparable sectors in the national economy. Both of these rely heavily on renewable resources in the State. Over half of the State's acreage is devoted to agricultural purposes, and nearly one-third to forestry. Printing and publishing is also relatively more important in the State than in the U.S.


The State's per capita income, which is computed by dividing personal income by total resident population, has generally remained above the national average in spite of early 1980's recessions and some difficult years in agriculture. In 1994, Minnesota per capita personal income was 103.0% of its U.S. counterpart. During 1993 and 1994, the State's monthly unemployment rate was generally less than the national unemployment rate, averaging 4.0% in 1994, as compared to the national average of 6.1%.


The Minnesota Constitution authorizes public debt to be incurred (i) for the acquisition and betterment of public land, buildings, and other improvements of a capital nature or appropriation or loans to State agencies or political subdivisions for such purposes and (ii) to finance the development of agricultural resources of the State by extending credit on real estate security. All such debt must be evidenced by the issuance of State bonds maturing within 20 years of their date of issue, for which the full faith and credit and taxing powers of the State are irrevocably pledged. The Constitution places no limitation on the amount which may be authorized for these purposes. As of August 1, 1995, the outstanding principal amount of general obligation bonds of the State was $1.789 billion.

The University of Minnesota, established as a separate entity by the Minnesota Constitution, and various State agencies or instrumentalities established by the Legislature, are authorized by law to issue various forms of obligations. These obligations may be supported by the full faith and credit of the University and the other issuers, or by various revenue pledges, or both. However, such obligations are not debts of the State and the State is not required to provide monies for their repayment. As of August 1, 1995, such issuers (and principal amount of obligations outstanding) include: Minnesota Housing Finance Agency ($1.915 billion), University of Minnesota ($309 million), Minnesota Higher Education Coordinating Board ($92 million), Minnesota State Colleges and University Board ($65 million), Minnesota Higher Education Facilities Authority ($212 million), and Minnesota Public Facilities Authority ($312 million).


Missouri Bonds


Limitations  on the State debt and bond  issues are  contained  in Article  III,
Section 37 of the Constitution of Missouri. Pursuant to this section, the General Assembly may issue general obligation bonds solely for the purpose of
(1) refunding outstanding bonds or (2) upon the recommendation of the Governor, for a temporary liability by reason of unforeseen emergency or of deficiency in revenue in an amount not to exceed $1,000,000 for any one year and to be paid in not more than five years or as otherwise specifically provided. When the liability exceed $1,000,000, the General Assembly, or the people by initiative, may submit the proposition to incur indebtedness to the voters of the State, and the bonds may be issued if approved by a majority of those voting.


Article X, Sections 16-24 of the Constitution of Missouri (the "Tax Limitation Amendment"), imposes limitations on the amount of State taxes which may be collected by the State of Missouri in any fiscal year. The limit is tied to total State revenues for fiscal year 1980-81, as defined in the Tax Limitation Amendment, adjusted annually, in accordance with the formula set forth in the Amendment, which adjusts the limit based on increases in the average personal income of Missouri for certain designated periods. The details of the Amendment are complex and clarification from subsequent legislation and further judicial decisions may be necessary. If total State revenues exceed the State revenue limit by more than one percent, the State is required to refund the excess. The revenue limit can only be exceeded if the General Assembly approves by a two-thirds vote of each House an emergency declaration by the Governor.


To the extent that the payment of general obligation bonds issued by the State of Missouri or a unit of local government in the Series' portfolio is dependent on revenues from the levy of taxes and such obligations have been issued subsequent to the date of the Tax Limitation Amendment's adoption, November 4, 1980, the ability of the State of Missouri or the appropriate local unit to levy sufficient taxes to pay the debt service on such bonds may be affected.

Debt obligations of certain State and local agencies and authorities are not, by the terms of their respective authorizing statutes, obligations of the State or any political subdivision, public instrumentality or authority, county, municipality or other state or local unit of government. The debt obligations of such issuers are payable only from the revenues generated by the project or program financed from the proceeds of the debt obligations they issue.


Missouri has a diverse economy with a distribution of earnings and employment among manufacturing, trade, service and other sectors closely approximating the average national distribution. Since 1980, Missouri unemployment levels generally have approximated, and at times have been higher than, the national average.


The Missouri portions of the St. Louis and Kansas City metropolitan areas together contain a significant portion of Missouri's population. Economic reversals in either of these two areas would have a major impact on the overall economic condition of the State of Missouri. Additionally, the State of Missouri has a significant agricultural sector which may experience problems comparable to those which are occurring in other states. To the extent that any such problems intensify, there could possibly be an adverse impact on the overall economic condition of the State.

Defense-related business plays an important role in Missouri's economy. In addition to the large number of civilians employed at the various military installations and training bases in the State, aircraft and related businesses in Missouri are the recipients of substantial annual dollar volumes of defense contract awards. Since 1980, Missouri's rank among the top states in total military contract awards has been significantly higher than its population ranking. Recent changes in the levels of military appropriations may significantly affect McDonnell Douglas Corporation, the State's largest employer. To the extent that changes in military appropriations are enacted by the United States Congress, Missouri could be disproportionately affected.


New Jersey Bonds


New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by selective commercial agriculture. After a period of strong growth in the mid-1980s, New Jersey as well as the rest of the Northeast slipped into a slow-down well before the onset of the national recession which officially began in July 1990. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities, trucking and warehousing. The net effect was a decline in the State's total nonfarm wage and salary employment from a peak of 3,689,800 in March 1989 to a low of 3,445,000 in March 1992. This loss has been followed by an employment gain of 118,700 from March 1992 to September 1994.


Evidence of the State's improving economy can be found in increased homebuilding and other areas of construction activity, rising consumer spending for new cars and light trucks, substantial new job creation and a decline in the unemployment rate. Looking further ahead, prospects for New Jersey are favorable, although a return to the pace of the 1980's is highly unlikely.


The New Jersey Constitution provides, in part, that no money shall be drawn from the State treasury except for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the appropriations contained therein, together with all prior appropriations made for the same fiscal period, shall exceed the total amount of the revenue on hand and anticipated to be available to meet such appropriations during such fiscal period, as certified by the Governor.


New Jersey's Local Budget Law imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division of Local Government Services in the State Department of Community Affairs (the "Director").


The Local Government Cap Law (the "Cap Law") generally limits the year-to-year increase of the total appropriations of any municipality and the tax levy of any county to either five percent or an index rate determined annually by the Director, whichever is less. However, where the index percentage rate exceeds five percent, the Cap Law permits the governing body of any municipality or county to approve the use of a higher percentage rate up to the index rate. Further, where the index percentage rate is less than five percent, the Cap Law also permits the governing body of any municipality or county to approve the use of a higher percentage rate up to five percent. Regardless of the rate utilized, certain exceptions exist to the Cap Law's limitation on increases in appropriations. The principal exceptions to this limitation are municipal and county appropriations to pay debt service requirements; to comply with certain other State or federal mandates; amounts approved by referendum; and, in the case of municipalities only, to fund the preceding year's cash deficit or to reserve for shortfalls in tax collections.

State law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. With certain exceptions, no local unit is permitted to issue bonds for the payment of current expenses. Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of first issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis, which is the average of the equalized value of all taxable real property and improvements within the geographic boundaries of the local unit, as annually determined by the Director of the Division of Taxation, for each of the three most recent years.


New York Bonds


Circumstances adversely affecting the State's credit rating may directly or indirectly affect the market value of bonds issued by the State's political subdivisions and its Authorities to the extent that those entities depend, or are perceived to depend, upon State financial assistance. Conversely, the fiscal stability of the State is related to the fiscal stability of New York City and of the Authorities. The State's experience has been that if New York City or any of the Authorities suffers serious financial difficulty, the ability of the State, New York City, the State's political subdivisions and the Authorities to obtain financing in the public credit markets is adversely affected. This results, in part, from the expectation that to the extent that any Authority or local government experiences financial difficulty, it will seek and receive State financial assistance. Moreover, New York City accounts for a substantial portion of the State's population and tax receipts, so New York City's financial integrity affects the State directly. Accordingly, if there should be a default by New York City or any of the Authorities, the market value and marketability of all New York State tax-exempt bonds could be adversely affected. This would have an adverse effect on the net asset value and liquidity of the Series, even though securities of the defaulting entity may not be held by the Series.

New York State. New York State has experienced a slowdown in the regional and State economy in recent years and a severe economic downturn during the national recession that commenced in mid-1990. The State economy remained in recession until 1993, when employment growth resumed. Employment growth has been hindered in recent years by cutbacks in the computer and instrument manufacturing, utility and defense industries. The State completed its 1994-95 fiscal year with a balance of $157 million in the Tax Stabilization Reserve Fund, and $1 million in the Contingency Reserve Fund.

New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes. First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. For its 1992-93, 1993-94 and 1994-95 fiscal years, the State recorded balanced budgets on a cash basis, with substantial fund balances in 1992-93 and 1993-94, and a smaller fund balance in 1994-95.


In his Executive Budget, the Governor indicated that in the 1995-96 fiscal year, the State Financial Plan would be out of balance by almost $4.7 million, as a result of the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth; the impact of unfunded 1994-95 initiatives, primarily for local aid programs; and the use of one-time solutions, primarily surplus funds from the prior year, to fund recurring spending in the 1994-95 budget.

This gap is projected to be closed in the 1995-96 state Financial Plan through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that are expected to be recurring, but also through the use of one-time solutions.


There can be no assurance that the State's projections for tax and other receipts for the 1994-95 fiscal year are not overstated and will not be revised downward, or that disbursements will not be in excess of the amounts projected. In addition, projections of State disbursements for future fiscal years may be affected by uncertain factors relating to the economy of the Nation and the State and the financial condition of the Authorities, New York City and other localities. In the event that these factors affect, or are perceived to affect, the State's ability to meet its financial obligations, the market value and marketability of its bonds also may be adversely affected.

Authorities. The fiscal stability of the State is related, in part, to the fiscal stability of its Authorities, which generally are responsible for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts indicated in their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be adversely affected, if any of the Authorities were to default on their respective obligations. As of March 31, 1995, there were outstanding approximately $63.0 billion aggregate principal amount of bonds and bond anticipation notes issued by 18 Authorities which either were guaranteed by the State or supported by the State through lease-purchase or contractual-obligation financing arrangements or through moral obligation provisions. While principal and interest payments on outstanding Authority obligations normally are paid from revenues generated by projects of the Authorities, in the past the State has had to appropriate large amounts to enable certain Authorities (in particular, the New York State Urban Development Corporation and the New York State Housing Finance Agency) to meet their financial obligations. Further assistance to these Authorities may be required in the future.


The Metropolitan Transportation Authority (the "MTA") oversees the operation of New York City's bus and subway systems by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA") and, through subsidiaries, operates certain commuter rail and bus lines and a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. The MTA has depended and will continue to depend upon Federal, State, local government and TBTA support to operate the mass transit portion of these operations because fare revenues are insufficient. For the 1995-1996 State fiscal year, total State assistance to the MTA is estimated at approximately $1.1 billion.


In 1993, State legislation authorized the funding of a $9.56 billion MTA capital plan for the five-year period, 1992 through 1996 (the "1992-96 Capital Program"). This is the third five-year plan since the Legislature authorized procedures for the adoption, approval and amendment of a five year plan in 1981 for a capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment. The MTA, the TBTA and the TA are collectively authorized to issue an aggregate of $3.1 billion of bonds (net of certain statutory exclusions) to finance a portion of the 1992-96 Capital Program. The 1992-96 Capital Program is expected to be financed in significant part through dedication of State petroleum business taxes. However, in December 1994, the proposed bond resolution based on such tax receipts was not approved, and further consideration of such bond was deferred until 1995.


There can be no assurance that all necessary governmental actions for the Capital Program will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1992-96 Capital Program, or parts thereof, will not be delayed or reduced. If the Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.


The City of New York. The fiscal health of the State is closely related to the fiscal health of its localities, particularly the City of New York (the "City"), which has required and continues to require significant financial assistance from the State.


In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among these actions, the State created the Municipal Assistance Corporation for the City of New York ("MAC") to provide financing assistance to the City. The State also enacted the New York State Financial Emergency Act for the City of New York (the "Financial Emergency Act") which, among other things, established the New York State
Financial Control Board (the "Control Board") to oversee the City's financial affairs. The State also established the Office of the State Deputy Comptroller for New York City ("OSDC") in the Office of the State Comptroller to assist the Control Board in exercising its powers and responsibilities.

The City operates under a four-year Financial Plan which is prepared annually and is periodically updated. In 1986, the Control Board's powers of approval over the City's Financial Plan were suspended when certain statutory conditions were met. However, the Control Board, MAC and OSDC continue to exercise various monitoring functions relating to the City's financial position and upon the occurrence of certain events, including, but not limited to, a City operating budget deficit of more than $100 million, the Control Board is required by law to impose a Control Period. The City submits its financial plans as well as periodic updates to the Control Board for its review.


The City requires significant amounts of financing for seasonal and capital purposes. The City issued $2.2 billion of notes for seasonal financing purposes during its fiscal year ending June 30, 1995. The City's capital financing program projects long-term financing requirements of approximately $17 billion for the City's fiscal years 1995 through 1998. The major capital requirements include expenditures for the City's water supply and sewage disposal systems, roads, bridges, mass transit, schools, hospitals and housing.


The City submitted to the Control Board on July 12, 1995 a fourth quarter modification to the City's financial plan for the 1995 fiscal year (the "1995 Modification"), which projects a balanced budget in accordance with GAAP for the 1995 fiscal year, after taking into account a transfer of $75 million to fiscal year 1996. On July 11, 1995, the City submitted to the Control Board the Financial Plan for the 1996 through 1999 fiscal years, which relates to the City, BOE and the City University of New York ("CUNY"). The Financial Plan is based on the City's expense and capital budgets for the City's 1996 fiscal year, which were adopted on the June 14, 1995, and sets forth proposed actions by the City for the 1996 fiscal year to close a previously projected budget gap of $3.1 billion resulting from lower than projected tax receipts and other revenues and greater than projected expenditures.

The proposed actions in the Financial Plan for the 1996 fiscal year include (i) a reduction in spending of $400 million, primarily affecting public assistance and Medicaid payments by the City; (ii) expenditure reductions in agencies, totaling $1.2 billion; (iii) transitional labor savings, totaling $600 million; and (iv) the phase-in of the increased annual pension funding cost due to revisions resulting from an actuarial audit of the City pension systems, which would reduce such costs in the 1996 fiscal year.


The Financial Plan also sets forth projections for the 1997 through 1999 fiscal years and outlines a proposed gap-closing program to close projected gaps of $888 million, $1.5 billion and $1.4 billion for the 1997 through 1999 fiscal years, respectively, after successful implementation of the $3.1 billion gap-closing program for the 1996 fiscal year.


The State could be affected by the ability of the City to market its securities successfully in the public credit markets. On July 10, 1995, Standard & Poor's revised downward its rating on City general obligation bonds from A- to BBB+ and removed City bonds from CreditWatch, citing "persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector". Fitch continues to rate the City general obligation bonds A-. Moody's rating for City general obligation bonds is Baa1.


The City's  capital plan for fiscal years 1995  through  1998  contemplates  the
issuance  of  $11.3  billion  of  general   obligation  bonds  to  make  capital
investments.

The City's financial plans have been the subject of extensive public comment and criticism. On October 14, 1994, the City Comptroller issued a report concluding that the budget gap for the 1995 fiscal year had increased to $1.4 billion, due, in part, to continuing shortfalls in tax revenues. The City Council and the Mayor currently disagree as to the steps to take to close the budget gap and the disagreement is now a subject of litigation.


Although the City has balanced its budget since 1981, estimates of the City's revenues and expenditures are based on numerous assumptions and are subject to various uncertainties. If expected Federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's Financial Plan or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City also might seek additional assistance from the State.


Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1995-96 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1995-96 fiscal year.


Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board of the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with overseeing fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.


Municipalities and school districts have engaged in substantial short-term and long-term borrowing. In 1993, the total indebtedness of all localities in the State other than the City was approximately $17.7 billion; a small portion (approximately $105 million) of this indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for deficit financing at the close of their fiscal years ending 1993.


From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. The longer range problems of declining city populations, increasing expenditures, and other economic trends could adversely affect localities and require increasing State assistance in the future.


Litigation. Certain litigation pending or determined against the State or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these cases are those that involve: challenges to the State's finance policies, claims challenging different aspects of the State's social welfare programs, claims of racial segregation, real property claims, contract and tort claims, and challenges to funding methods of various retirement systems. In its audited financial statements for 1994-95 the State estimated its liability for awarded and anticipated unfavorable judgments at $676 million.


Puerto Rico Bonds

The economy of Puerto Rico is dominated by the manufacturing and service sectors. The manufacturing sector has experienced a basic change over the years as a result of increased emphasis on higher wage, high technology industries such as pharmaceuticals, scientific instruments, computers, microprocessors, medical products and electrical products and certain high technology machinery and equipment. The service sector, including wholesale and retail trade, finance, insurance and real estate, also plays a major role in the economy. The service sector ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment. In recent years, the service sector has experienced significant growth in response to and paralleling the expansion of the manufacturing sector.


Much of the development of the manufacturing sector in Puerto Rico can be attributed to various federal and Commonwealth tax incentives, most notably
Section 936 of the Internal Revenue Code and the Commonwealth's Industrial Incentives Program.


Legislation  is currently  pending in Congress  which,  if passed,  would repeal section 936, which allows companies with operations in Puerto Rico and other U.S. territories to receive a credit to be used against U.S. tax on certain income from operations.


Puerto Rico's economy is closely integrated with that of mainland United States. During fiscal 1994, approximately 87% of Puerto Rico's exports were to the United States mainland, which also was the source of approximately 67% of Puerto Rico's imports. In fiscal 1994, Puerto Rico experienced a $4.3 billion positive adjusted merchandise trade balance.


Puerto Rico's more than decade-long economic expansion continued throughout the five-year period from fiscal 1990 through fiscal 1994, and affected almost every sector of its economy and resulted in record levels of employment (although Puerto Rico's unemployment rate has chronically exceeded the average for the United States). Factors behind this expansion included Commonwealth-sponsored economic development programs, the relatively stable prices of oil imports, periodic declines in the exchange value of the United States dollar, the level of federal transfers and the relatively low cost of borrowing during the period.


Growth in fiscal 1996 will depend on several factors, including the state of the United States economy and relative stability of the price of oil imports increases in visitors to the island and in exports, the exchange value of the U.S. dollar, the level of federal transfers and the cost of borrowing.


The Constitution of Puerto Rico provides that public debt of the Commonwealth will constitute a first claim on available Commonwealth revenues. Public debt includes general obligation bonds and notes of the Commonwealth and any payments required to be made by the Commonwealth under its guarantees of bonds and notes issued by its public instrumentalities.

The Constitution of Puerto Rico also provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued which is payable in any fiscal year, together with any amount paid by the Commonwealth in the preceding fiscal year on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and covered into the Treasury of Puerto Rico (principally income taxes, property taxes and excise taxes) in the two fiscal years preceding the then current fiscal year.

With the approval of the North American Free Trade Agreement by the United States Congress which is intended to eliminate certain restrictions on trade between Canada, the United States and Mexico, certain of Puerto Rico's industries, including those that are lower salaried and labor intensive, may face increased competition from Mexico. However, Puerto Rico's favorable investment environment, skilled work force, infrastructure development and tax structure


Texas Bonds


The economy of Texas recovered from the recession that began in the mid-1980s after a collapse in oil prices and although the State's economy was slowed by the Nation's 1990-91 recession, the State Comptroller has predicted that the overall State economy will slightly outpace national economic growth in the long term. In 1981, drilling, production, refining, chemicals and energy-related manufacturing accounted for 25% of the State's total output of goods and services. By late 1995, these businesses accounted for 11% of the State's economy. The service-producing sectors (which include transportation, public utilities, finance, insurance, real estate, trade, services and government) are the major sources of job growth in Texas.

During the 1995 regular legislative session, the State legislature passed a 1996-97 biennial all funds budget of approximately $79.9 billion without increasing State taxes. This was facilitated by significant recent growth in State revenues and an estimated balance of $3.0 million from the 1994-1995 biennium.


Due to the State's expansion in Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts were the State's main revenue source, accounting for approximately 28.8% of State revenues during fiscal year 1994. Sales tax, which had been the main source of revenue for 12 years prior to 1993, was second, accounting for approximately
26.7 of total revenues during fiscal year 1994. The remainder of the State's revenues are derived primarily from interest and investment income, licenses, fees and permits, the motor fuels tax and other excise taxes. The State has no personal or corporate income tax, although the State does impose a corporate franchise tax based on the amount of a corporation's capital and "earned surplus", which includes corporate net income and officers' and directors' compensation.


The State Constitution prohibits the State from levying ad valorem taxes on property for general revenue purposes. The State Constitution also limits the rate of growth of appropriations from tax revenues not dedicated by the Constitution during any biennium to the estimated rate of growth for the State's economy. The Legislature may avoid the constitutional limitation if it finds, by a majority vote of both Houses, that an emergency exists. The State Constitution authorizes the Legislature to provide by law for the implementation of this restriction, and the Legislature, pursuant to such authorization, has defined the estimated rate of growth in the State's economy to mean the estimated increase in State personal income.


Washington Bonds

The economic base of the State of Washington includes manufacturing and services industries as well as agriculture and timber production. Overall, during 1990 through 1994, employment within the State experienced a decline in manufacturing industries. Sectors of the State's employment base in which growth has exceeded comparable figures reported for the United States include durable and non-durable goods manufacturing, services and government.



The State's leading export industries are aerospace, forest products, agriculture and food processing. On a combined basis, the aerospace, timber and food processing industries employ about 9% of the State's non-farm workers. In recent years, the non-manufacturing sector has played an increasingly significant role in contributing to the State's economy.

The State's manufacturing base includes aircraft manufacture, which comprised approximately 27.2% of total manufacturing in 1994. The aerospace industry currently represents approximately 8% of all taxable business income generated in the State. The Boeing Company, the State's largest employer, is preeminent in aircraft manufacture. Boeing exerts a significant impact on overall State production, employment and labor earnings. While the primary activity of Boeing is the manufacture of commercial aircraft, Boeing has played leading roles in the aerospace and military missile programs of the United State and has undertaken a broad program of diversification activities including Boeing Computer Services. Boeing announced in early 1995 that it would decrease production of certain models of commercial aircraft. Boeing is anticipated to eliminate a total of 7,000 jobs in 1995, 6,500 of which are in the State.


Forest products rank second behind aerospace in value of total production. A continued decline in overall production during the next few years is expected due to federally imposed limitations on the harvest of old-growth timber and the inability to maintain the recent record levels of production increases.

International trade plays an important role in the State's employment base, as one in six jobs in the State is related to international trade. The State's trade levels depend largely on national and world (rather than local) economic conditions, including consumer demands.


The State ranks fourth among all states in the percentage of its work force employed in technology-related industriesand ranks third among the largest software development centers.


The State operates on a July 1 to June 30 fiscal year and on a biennial budget basis. Fiscal controls are exercised during the biennium through an allotment process which requires each agency to submit a monthly expenditure plan. The plan must be approved by the Governor's budget agency and provides the authority for agencies to spend funds within statutory maximums specified in a legislatively adopted budget. State law requires a balanced biennial budget. Whenever it appears that disbursements will exceed the aggregate of estimated receipts plus beginning cash surplus the Governor is required to reduce allotments, thereby reducing expenditures of appropriated funds.


For the 1993-95 biennium, General Fund-State revenues are estimated to finish at $16.627 billion, an increase of 11.9% over the 1991-93 biennium, plus a carry-forward of $242 million. The General Fund is projected to end the 1993-95 biennium with a $585 million fund balance.

The State Legislature passed a 1993-95 Operating Budget on May 6, 1993, and the Governor signed the budget bill on May 28, 1993. This budget contains $650 million in general tax increases, $163 million in other revenues, $700 million in program and administrative reductions, and $622 million in fund shifts (such as to federal funding sources). The 1994 Supplemental Budget passed the State Legislature on March 24, 1994, and the Governor signed the Supplemental budget bill on April 6, 1994. The budget includes $48 million in tax cuts, an $11 million revenue increase from a variety of sources and $168 million in additional expenditures, many of which represent one-time investments. The 1995 Supplemental Budget passed the State Legislature on May 1, 1995, and was signed by the Governor on May 9 1995. The 1995 Supplemental Budget made adjustments to expenditure authority for State agencies for the last quarter of the biennium. These budget adjustments addressed significant unexpected expenses, including extraordinary costs of $47 million incurred in one of the worst forest fire years since 1970. The 1995 Legislature also appropriated $110 million from the General Fund to provide school construction funding in the K-12 system. Overall, the 1995 Supplemental Budget expenditure adjustments and other 1993-95 appropriation bills in the 1995 Legislative session increased expenditures by $114.5 million. No assurance can be given that changes in economic conditions will not require significant changes to the budget as so passed and supplemented.


Until June 30, 1995, State law prohibited State tax revenue growth from exceeding an averaged growth rate of State personal income under Initiative 62. As of July 1, 1995, Initiative 601 replaced Initiative 62. Initiative 601, which was voted into law in November 1993, limits increases in General Fund-State government expenditures to the three-year average rate of population and inflation growth. Thus far, Initiative 601 has not had a restrictive impact on the State's budget.

Washington's Constitution, as interpreted by the State Supreme Court, prohibits the imposition of net income taxes. For the fiscal year ending June 30, 1994, approximately 77% of the State's tax revenues derived from general and selective sales and gross receipts taxes.


With certain exceptions, the amount of State general obligation debt which may be incurred is limited by constitutional and statutory restrictions. The limitations in both cases are imposed by prohibiting the issuance of new debt if the new debt would cause the maximum annual debt service on all thereafter outstanding general obligation debt to exceed a specified percentage of the arithmetic mean of general State revenues for the preceding three years. These are limitations on the incurrence of new debt and are not limitations on the amount of debt service which may be paid by the State in future years.


                                       8.
                                Past Performance


Each Series computes its average annual compounded rate of total return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by $1,000 which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

The total returns for the National, New York, Texas, New Jersey, Connecticut, Minnesota, Missouri, Hawaii and Washington Series of the Fund using the computation method described above for the one-year period ending on September 30, 1995 were as follows: 4.70%, 3.90%, 5.80%, 4.60%, 5.30%, 4.90%, 5.00%, and
5.10%, respectively. The average annual compounded rates of total return for the first three Series for the five years ending on September 30, 1995 were as follows: 7.19%, 6.99% and 7.77%, respectively.

Each Series' yield quotation is based on a 30-day period ended on a specified date, computed by dividing the Series' net investment income per share earned during the period by the Series' maximum offering price per share on the last day of the period. This is determined by finding the following quotient: Take the Series' dividends and interest earned during the period minus its expenses accrued for the period (net of reimbursements) and divide by the product of
(i)the average daily number of Series shares outstanding during the period that were entitled to receive dividends and (ii)the Series' maximum offering price per share on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then, one is subtracted from the product of this multiplication and the remainder is multiplied by two. For the 30-day period ended September 30, 1995, the yields for the National, Connecticut, Missouri, New Jersey, New York, Texas, Hawaii, Washington and Minnesota Series were 5.04%, 5.15%, 4.83%, 4.78%, 4.72%, 4.76%, 4.80%, 5.07% and 4.72,
respectively.

Each Series' tax-equivalent yield is computed by dividing that portion of the Series' yield (as determined above) which is tax exempt by one minus a stated income tax rate (National .36%; Connecticut .3888%; Missouri .3850%; New Jersey
 .4021%; New York .4080%; Texas .36%; Hawaii .4240; Washington .36% and Minnesota .4144%) and adding the product to that portion, if any, of the Series' yield that is not tax exempt. For the 30-day period ended on September 30, 1995, the tax-equivalent yields for the National, Connecticut, Missouri, New Jersey, New York, Texas, Hawaii, Washington and Minnesota Series were 7.88%, 8.43%, 7.85%, 7.99%,7.97%, 7.44%, 8.33%, 7.92% and 8.06%, respectively.


It is important to remember that these figures represent past performance and an investor should be aware that the investment return and principal value of a Series investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       9.
                       Further Information About the Fund

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual funds to the extent contemplated by the recommendations of such Advisory Group.

                                       10.
                              Financial Statements

The financial statements for the fiscal half year and the fiscal year ended September 30, 1995 and the opinion thereon of Deloitte& Touche LLP, independent auditors, included in the 1995 Annual Report to Shareholders of the Lord Abbett Tax-Free Income Fund, Inc., are incorporated herein by reference in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

PART C            OTHER INFORMATION

Item 24.          Financial Statements and Exhibits

     (a)      Financial Statements

              Part A - Financial Highlights for the period

              Part B - Statement of Net Assets at September 30, 1995. Statement of Operations for the year ended September 30, 1995.

              Statement of Changes in Net Assets for the years ended September 30, 1994 and 1995.

(b)               Exhibits -

          (11)     Consent of Deloitte & Touche, LLP*
          (16)     Total  Return,   Yield  and  Tax   Equivalent   Yield
                   Computations*
          (27)     Financial Data Schedule*

*             Filed herewith.


Item 25.          Persons Controlled by or Under Common Control with Registrant

                  None.

Item 26.          Number of Record Holders of Securities
                  As of January 1, 1996

                      Aggregate -39,752
                      National Series -15,363
                      New York Series -7,221
                      Texas Series -2,389
                      New Jersey Series -4,740
                      Connecticut Series -1,944
                      Missouri Series -3,877
                      Hawaii Series -1,940
                      Washington Series -2,278

Item 27.   Indemnification

     Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers. Since Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721-726 of the New York Business Corporation Law.

     The general effect of these statutes is to protect officers, directors and employees of Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-laws of Registrant, without limiting the authority of Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, make the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of Maryland law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

     In referring in its By-laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland law and Section 17(h) of the Investment Company Act of 1940, Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), Registrant understands that it would be required under its By-laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     In addition, Registrant maintains a directors' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 28.    Business and Other Connections of Investment Adviser

     Lord, Abbett & Co. acts as investment manager for sixteen other investment companies (of which it is principal underwriter for fifteen), and as investment adviser to approximately 5,100 private accounts. Other than acting as trustees, directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or the capacity of director, officer, employee, or partner of any entity except as follows:

                  John J. Walsh
                  Trustee
                  Brooklyn Hospital -
                  Parkside Avenue
                  Brooklyn, N.Y.

Item 29    Principal Underwriter

                  (a)    Affiliated Fund, Inc.
                         Lord Abbett Value Appreciation Fund, Inc.
                         Lord Abbett Bond-Debenture Fund, Inc.
                         Lord Abbett Developing Growth Fund, Inc.
                         Lord Abbett California Tax-Free Income Fund, Inc. Lord Abbett Fundamental Value Fund, Inc.
                         Lord Abbett U.S. Government Securities Fund, Inc. Lord Abbett Global Fund, Inc.
                         Lord Abbett U.S. Government Money Market Fund, Inc. Lord Abbett Series Fund, Inc.
                         Lord Abbett Equity Fund
                         Lord Abbett Tax-Free Income Trust
                         Lord Abbett Research Fund, Inc.
                         Lord Abbett Securities Trust
                         Lord Abbett Investment Trust

                  Investment Advisor

                         American  Skandia  Trust  (Lord  Abbett
                         Growth and Income Portfolio)

                  (b)    The partners of Lord, Abbett & Co. are:

                         Name and Principal         Positions and Offices
                         Business Address (1)       with Registrant

                         Ronald P. Lynch             Chairman
                         Robert S. Dow               President
                         Kenneth B. Cutler           Vice President & Secretary
                         Stephen I. Allen            Vice President
                         Daniel E. Carper            Vice President
                         Thomas S. Henderson         Vice President
                         Robert G. Morris            Vice President
                         E. Wayne Nordberg           Vice President
                         John J. Walsh               Vice President

                    (1)   Each of the above has a principal business address:
                          767 Fifth Avenue, New York, NY 10153

                  (c)    Not applicable.

Item 30.   Location of Accounts and Records

          Registrant  maintains  the  records,  required by Rules 31a - 1(a) and
          (b), and 31a - 2(a) at its main office.

          Lord, Abbett & Co. maintains the records required by Rules 31 - 1(f) and 31a - 2(e) at its main office.

          Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 31.   Management Services

          None.

Item 32.   Undertakings

     (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement and/or any amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 31st day of January, 1996

                                  LORD ABBETT TAX-FREE INCOME FUND


                                  By  /S/ RONALD P. LYNCH
                                     Ronald P. Lynch, Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




NAME                         TITLE                               DATE
-----                        -----                               ----
                            Chairman,
/s/ Ronald P. Lynch         Director                          January 31, 1996


/s/ Robert S. Dow           Director & President              January 31, 1996


/s/ John J. Gargana, Jr.    Vice President &                  January 31, 1996
                            Chief Financial Officer

/s/ E. Thayer Bigelow       Director                          January 31, 1996


/s/ Stewart S. Dixon        Director                          January 31, 1996


/s/ E. Wayne Nordberg       Director                          January 31, 1996


/s/ John C. Jansing         Director                          January 31, 1996


/s/ C. Alan MacDonald       Director                          January 31, 1996


/s/ Hansel B. Millican, Jr. Director                          January 31, 1996


/s/ Thomas J. Neff          Director                          January 31, 1996

                                 EXHIBIT INDEX


EXHIBIT NO.        DESCRIPTION
          (11)     Consent of Deloitte & Touche, LLP*
          (16)     Total  Return,   Yield  and  Tax   Equivalent   Yield
                   Computations*
          (27)     Financial Data Schedule*